UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06548
Nuveen Select
Tax-Free
Income Portfolio

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)
Mark L. Winget
Vice President and Secretary
333 West Wacker Drive
Chicago, Illinois 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (
800)
257-8787
Date of fiscal year end:
March
 31
Date of reporting period:
March
 31, 2026

Item 1.	Reports to Stockholders.

Closed-End Funds	March 31, 2026
Nuveen Municipal
Closed-End
Funds

Nuveen Select Maturities Municipal Fund	NIM

Nuveen Select Tax-Free Income Portfolio	NXP

Annual
Report

Table
of Contents

Important Notices
NXP – Fund reorganization:
Effective before market open on January 12, 2026, Nuveen California Select
Tax-Free
Income Portfolio (NXC) and Nuveen New York Select
Tax-Free
Income Portfolio (NXN) were reorganized into NXP. Refer to the Notes to Financial Statements within this report for further details on the reorganization.

Discussion of Fund Performance
Nuveen Select Maturities Municipal Fund (NIM)
Nuveen Select
Tax-Free
Income Portfolio (NXP)
Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, is the investment adviser for the Nuveen Select Maturities Municipal Fund (NIM) and Nuveen Select
Tax-Free
Income Portfolio (NXP).
The portfolio managers for NIM are Paul Brennan, CFA and Steven Hlavin. The portfolio managers for NXP are Michael Hamilton and Stephen Candido, CFA.
Below is a discussion of each Fund’s performance and the factors that contributed and detracted during the
12-month
reporting period ended March 31, 2026. For more information on Fund investment objectives and policies, please refer to the Shareholder Update section at the end of the report.
Nuveen Select Maturities Municipal Fund (NIM)
What factors affected markets during the reporting period?

•
Municipal bond yields fell across much of the maturity spectrum but rose for the longest maturities, steepening the municipal yield curve over the reporting period. Yields saw elevated volatility during the reporting period. This volatility was in response to uncertainties related to U.S. fiscal and trade policy under the Trump administration, federal debt sustainability, the path of monetary policy and Federal Reserve independence, and intensifying geopolitical risks that drove energy prices sharply higher and increased inflation pressures at period end.

•
While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply.

What key strategies were used to manage the Fund during the reporting period?

•
The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, the Fund continued to target an overall intermediate-duration profile and seek opportunities in lower investment-grade-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

•
The portfolio management team took advantage of periods of market weakness to buy bonds at attractive valuations and continued to seek enhanced income opportunities by selling bonds with lower book yields and replacing them with bonds with higher book yields.

How did the Fund perform and what factors affected relative performance?
For the
12-month
reporting period ended March 31, 2026, NIM returned 3.92%. The Fund underperformed the S&P Municipal Bond Intermediate Index, which returned 4.71%.
Top contributors to relative performance

•	Credit quality positioning, especially an overweight to A-rated, BBB-rated and non-rated bonds.

•	Sector allocation, particularly an overweight to the housing, airport and health care sectors.

•	Security selection in the housing and industrial development revenue/pollution control revenue sectors.
Top detractors from relative performance

•	Duration and yield curve positioning, particularly an overweight to short-duration bonds.

•	Security selection in the transportation, tobacco settlement and tax supported sectors.

Nuveen Select
Tax-Free
Income Portfolio (NXP)
What factors affected markets during the reporting period?

•
Municipal bond yields fell across much of the maturity spectrum but rose for the longest maturities, steepening the municipal yield curve over the reporting period. Yields saw elevated volatility during the reporting period. This volatility was in response to uncertainties related to U.S. fiscal and trade policy under the Trump administration, federal debt sustainability, the path of monetary policy and Federal Reserve independence, and intensifying geopolitical risks that drove energy prices sharply higher and increased inflation pressures at period end.

•
While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply.

What key strategies were used to manage the Fund during the reporting period?

•
The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, the Fund continued to emphasize a long-term view of investing in longer-duration and lower-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

•
The portfolio management team took advantage of periods of market weakness to buy bonds at attractive valuations and continued to seek enhanced income opportunities by selling bonds with lower book yields and replacing them with bonds with higher book yields.

How did the Fund perform and what factors affected relative performance?
For the
12-month
reporting period ended March 31, 2026, NXP returned 4.12%. The Fund performed in line with the S&P Municipal Bond Index, which returned 4.32%.
Top contributors to relative performance

•	Duration positioning, especially underweight allocations to bonds with zero- to two-year durations and four- to six-year durations, and overweight allocation to bonds with eight- to 12-year durations.

•	Credit ratings allocations, driven by the duration positioning of bonds rated AA, A and BBB.

•	Underweight allocation to the industrial development revenue/pollution control revenue sector.
Top detractors from relative performance

•	Exposure to the bonds of high-speed passenger rail Brightline.

Discussion of Fund Performance (continued)

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of March 31, 2026. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current fiscal period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NIM	NXP
April	$0.0275	$0.0520
May	0.0275	0.0520
June	0.0275	0.0520
July	0.0275	0.0520
August	0.0275	0.0520
September	0.0290	0.0535
October	0.0290	0.0535
November	0.0290	0.0535
December	0.0290	0.0535
January	0.0290	0.0535
February	0.0290	0.0535
March	0.0290	0.0535
Total Distributions from Net Investment Income	$0.3405	$0.6345

Yields	NIM	NXP
Market Yield 1	3.68%	4.47%
Taxable-Equivalent Yield 1	6.22%	7.56%

1
Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax
basis. It is based on a combined federal and state income tax rate of 40.8%. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state
municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If the Fund’s distribution includes anything other than net investment income, the Fund will provide a notice to shareholders of its best estimate of the distribution sources at that the time of the distribution. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’
1099-DIV
forms after the end of the year.
NUVEEN
CLOSED-END
FUND DISTRIBUTION AMOUNTS
The Nuveen
Closed-End
Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end
fund resource page, which is at
https://www.nuveen.com/resource-center-closed-end-funds,
along with other Nuveen
closed-end
fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

Common Share Information (continued)

COMMON SHARE EQUITY SHELF PROGRAMS
During the current reporting period, NXP was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, NXP, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings is as shown in the accompanying table.

NXP

Maximum aggregate offering	14,000,000

During the current reporting period, NXP sold common shares through its Shelf Offering at a weighted average premium to their NAV per common share as shown in the accompanying table.

NXP

Common shares sold through shelf offering	2,251,550
Weighted average premium to NAV per common share sold	0.64%

Refer to Notes to Financial Statements, for further details of Shelf Offerings and each Fund’s transactions.
COMMON SHARE REPURCHASES
The Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares. Refer to the Notes to Financial Statements for further details on share repurchases and each Fund’s transactions.

About the Funds’ Benchmarks
S&P Municipal Bond Index
: An index designed to measure the performance of the
tax-exempt
U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Intermediate Index
: An index containing bonds in the S&P Municipal Bond Index that mature between 3 and 15 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Fund Performance and Holdings
Summaries
The Fund Performance and Holding Summaries for each Fund are shown below within this section of the report.
Fund Performance
Performance data shown represents past performance and does not predict or guarantee future results.
Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than
10-years
of performance. For performance, current to the most recent
month-end
visit Nuveen.com or call (800)
257-8787.
Holding Summaries
The Holdings Summaries data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the Fund’s Portfolio of Investments for individual security information.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

NIM	Nuveen Select Maturities Municipal Fund Fund Performance and Holdings Summaries March 31, 2026
Performance*

		Total Returns as of March 31, 2026
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
NIM at Common Share NAV	9/18/92	3.92%	1.35%	2.36%
NIM at Common Share Price	9/18/92	5.16%	0.88%	2.16%
S&P Municipal Bond Intermediate Index	—	4.71%	1.18%	2.19%

*	For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Intermediate Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$9.87	$9.45	(4.26)%	(6.21)%
Growth of an Assumed $10,000 Investment as of March 31, 2026 - Common Share Price

Fund Performance and Holdings Summaries March 31, 2026
(continued)

Holdings

Fund Allocation (% of net assets)
Municipal Bonds	97.5%
Mortgage-Backed Securities	0.6%
Other Assets & Liabilities, Net	1.9%
Net Assets	100%

Portfolio Credit Quality (% of total investments)
AAA	14.7%
AA	38.9%
A	22.4%
BBB	9.7%
BB or Lower	5.5%
N/R (not rated)	8.8%
Total	100%

Portfolio Composition (% of total investments)
Housing/Single Family	18.2%
Utilities	15.1%
Transportation	14.6%
Tax Obligation/General	14.0%
Tax Obligation/Limited	10.8%
Health Care	9.8%
Housing/Multifamily	4.4%
Other	12.5%
Mortgage-Backed Securities	0.6%
Total	100%

NXP	Nuveen Select Tax-Free Income Portfolio Fund Performance and Holdings Summaries March 31, 2026
Performance*

		Total Returns as of March 31, 2026
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
NXP at Common Share NAV	3/19/92	4.12%	1.16%	2.93%
NXP at Common Share Price	3/19/92	4.43%	0.19%	3.54%
S&P Municipal Bond Index	—	4.32%	1.08%	2.25%

*	For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$14.18	$14.35	1.20%	(0.16)%
Growth of an Assumed $10,000 Investment as of March 31, 2026 - Common Share Price

Fund Performance and Holdings Summaries March 31, 2026
(continued)

Holdings

Fund Allocation (% of net assets)
Municipal Bonds	99.8%
Short-Term Municipal Bonds	3.0%
Other Assets & Liabilities, Net	0.3%
Floating Rate Obligations	(3.1)%
Net Assets	100%

Portfolio Credit Quality (% of total investments)
AAA	8.2%
AA	52.8%
A	24.9%
BBB	5.9%
BB or Lower	2.5%
N/R (not rated)	5.7%
Total	100%

Portfolio Composition (% of total investments)
Tax Obligation/Limited	23.4%
Transportation	20.5%
Tax Obligation/General	15.8%
Health Care	13.5%
Utilities	9.2%
Education and Civic Organizations	7.7%
U.S. Guaranteed	4.2%
Housing/Single Family	2.1%
Other	3.6%
Total	100%

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Nuveen Select Maturities Municipal Fund and Nuveen Select
Tax-Free
Income Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Select Maturities Municipal Fund and Nuveen Select
Tax-Free
Income Portfolio (hereafter collectively referred to as the “Funds”) as of March 31, 2026, the related statements of operations for the year ended March 31, 2026, the statements of changes in net assets for each of the two years in the period ended March 31, 2026, including the related notes, and the financial highlights for each of the two years in the period ended March 31, 2026 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2026, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2026 and each of the financial highlights for each of the two years in the period ended March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds as of and for the year ended March 31, 2024 and the financial highlights for each of the periods ended on or prior to March 31, 2024 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 24, 2024 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois May 28, 2026
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Portfolio of Investments March 31, 2026
NIM

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 98.1%

		MORTGAGE-BACKED SECURITIES - 0.6%
$99,907	(a)	Freddie Mac Multifamily, Series 2025 ML32	4.837%	03/25/42	$102,557
65,012		Freddie Mac Multifamily ML Certificates, Series 2021 21-ML08	1.877	07/25/37	52,927
246,278		Freddie Mac Multifamily ML Certificates, Series 2024 ML22	4.547	10/25/40	250,112
103,460		Freddie Mac Multifamily ML Certificates, Series 2021 ML10	2.032	01/25/38	83,041
192,127		Freddie Mac Multifamily Variable Rate Certificate, Series 2022 M068	3.150	10/15/36	174,928
99,423	(a)	FRETE 2025-ML30 Trust, Series 2025 ML30	4.783	07/25/42	103,765

		TOTAL MORTGAGE-BACKED SECURITIES (Cost $824,513)			767,330

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MUNICIPAL BONDS - 97.5%
		ALABAMA - 2.2%
115,000		Alabama Housing Finance Authority, Collateralized Single Family Mortgage Revenue Bonds, Series 2024B	4.250	10/01/39	114,491
100,000		Alabama Housing Finance Authority, Collateralized Single Family Mortgage Revenue Bonds, Series 2024C	4.450	10/01/44	99,011
135,000		Alabama Housing Finance Authority, Collateralized Single Family Mortgage Revenue Bonds, Series 2024D	4.300	10/01/44	132,975
240,000		Alabama Public School and College Authority, Capital Improvement Pool Revenue Bonds, Refunding Series 2020A	5.000	11/01/27	249,074
80,000		Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A	4.000	07/01/37	80,046
200,000	(a)	Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds, Series 2023C, (Mandatory Put 6/01/32)	5.500	10/01/54	215,885
120,000	(a)	Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds, Series 2024A, (Mandatory Put 9/01/32)	5.250	05/01/55	123,423
185,000	(a)	Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds, Series 2025A, (Mandatory Put 5/01/32)	5.250	05/01/56	188,445
140,000	(a)	Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds, Series 2025D, (Mandatory Put 8/01/35)	5.000	12/01/55	148,248
345,000	(a)	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2021A, (Mandatory Put 12/01/31)	4.000	06/01/51	348,638
150,000		Energy Southeast Cooperative District, Alabama, Energy Supply Revenue Bonds, Series 2025B	5.000	09/01/33	152,689
125,000		Lower Alabama Gas District Gas Project Revenue Refunding Bonds, Equitable Financial Life Insurance Company of America, Series 2025A	5.000	12/01/33	129,888
125,000	(a)	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2007A, (Mandatory Put 6/26/29)	3.375	06/01/34	126,227
140,000		Southeast Energy Authority, Alabama, Energy Supply Revenue Bonds, Cooperative District Series 2025E	5.000	10/01/30	148,615
200,000	(a)	Southeast Energy Authority, Alabama, Revenue Bonds Cooperative District Energy Supply Series 2024C, (Mandatory Put 11/01/32)	5.000	10/01/55	212,914
50,000		Southeast Energy Authority, Alabama, Revenue Bonds, A Cooperative District Energy Supply Series 2025D	5.000	09/01/35	53,857
150,000	(b)	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A	5.250	05/01/44	150,416

		TOTAL ALABAMA			2,674,842

		ALASKA - 0.5%
420,000		Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2020A-II	2.000	12/01/35	345,422
100,000		Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2022A-II	2.350	12/01/39	81,963
160,000		Alaska Housing Finance Corporation, Mortgage Revenue Bonds, Series 2022B-1	2.150	06/01/36	130,079

16	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ALASKA (continued)
$30,000		Alaska Housing Finance Corporation, Mortgage Revenue Bonds, Series 2025A-II	6.000%	12/01/56	$33,246
100,000		Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2021B-2 Class 2	0.000	06/01/66	10,752

		TOTAL ALASKA			601,462

		ARIZONA - 1.6%
165,000	(c)	Arizona State, Certificates of Participation, Refunding Series 2019A, (ETM)	5.000	10/01/27	171,049
100,000	(a)	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, (AMT), (Mandatory Put 6/01/29)	4.000	06/01/49	101,307
250,000	(a)	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2022-2, (AMT), (Mandatory Put 9/01/27)	5.000	09/01/52	254,003
200,000		Chandler, Arizona, General Obligation Bonds, Series 2026	5.000	07/01/35	230,525
140,000		Maricopa County and Phoenix City Industrial Development Authority, Arizona, Single Family Mortgage Revenue Bonds, Series 2024C	4.625	09/01/44	140,050
235,000		Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007	5.000	12/01/32	250,170
730,000		Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007	5.000	12/01/37	770,984

		TOTAL ARIZONA			1,918,088

		ARKANSAS - 0.3%
100,000	(b)	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2022, (AMT)	5.450	09/01/52	100,818
280,000	(a)	Arkansas Development Finance Authority, Revenue Bonds, Baptist Memorial Health Care, Refunding Series 2020B-2, (Mandatory Put 9/01/27)	5.000	09/01/44	285,542

		TOTAL ARKANSAS			386,360

		CALIFORNIA - 6.3%
75,000	(a)	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2023F, (Mandatory Put 11/01/30)	5.500	10/01/54	81,599
190,000	(a)	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024B, (Mandatory Put 12/01/32)	5.000	01/01/55	194,105
195,000	(a)	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024H, (Mandatory Put 8/01/33)	5.000	01/01/56	211,126
210,000	(a)	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2025C, (Mandatory Put 10/01/33)	5.000	12/01/55	219,084
160,000	(a)	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2025D, (Mandatory Put 7/01/34)	5.000	10/01/55	161,618
80,000		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2025G	5.000	12/01/35	86,655
200,000		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A	5.000	06/01/30	212,416
60,000	(a)	California Educational Facilities Authority, Revenue Bonds, Stanford University Series 2025V-5, (Mandatory Put 3/01/35)	5.000	03/01/55	70,949
405,000		California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017	3.750	02/01/32	408,172
93,009		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021-3	3.250	08/20/36	88,950
205,000		California Infrastructure and Economic Development Bank, Revenue Bonds, California Academy of Sciences, San Francisco, Series 2024A	3.250	08/01/29	207,079

See Notes to Financial Statements	17

Portfolio of Investments March 31, 2026 (continued)
NIM

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CALIFORNIA (continued)
$275,000	(b)	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A	5.000%	07/01/31	$275,300
1,040,000		California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A - AGM Insured, (AMT)	3.250	12/31/32	989,021
150,000		California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2015A-2, (AMT)	3.625	07/01/27	150,025
100,000	(a)	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2015B-2, (AMT), (Mandatory Put 11/02/26)	3.450	11/01/40	100,042
200,000		California State, General Obligation Bonds, Refunding Various Purpose Series 2019	5.000	11/01/37	209,198
100,000		California State, General Obligation Bonds, Refunding Various Purpose Series 2026	5.000	10/01/39	108,077
125,000		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A	5.250	12/01/29	125,149
710,000	(b)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A	5.000	12/01/27	730,678
30,000	(b)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A	5.000	12/01/33	30,903
170,000	(a)	Central Valley Energy Authority, California, Commodity Supply Revenue Bonds, Series 2025, (Mandatory Put 8/01/35)	5.000	12/01/55	183,073
100,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A-1	3.000	07/01/43	80,144
190,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Series 2021A-1	2.650	12/01/46	159,864
870,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2	0.000	06/01/66	87,188
70,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2022A-1	5.000	06/01/51	68,610
1,070,000		Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A	5.875	08/01/28	1,131,591
2,000,000		San Diego Community College District, California, General Obligation Bonds, Refunding Series 2011	0.000	08/01/37	1,331,750

		TOTAL CALIFORNIA			7,702,366

		COLORADO - 4.0%
750,000		Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017, (AMT)	4.000	06/30/30	753,375
300,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2	5.000	08/01/36	311,629
600,000	(a)	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-2, (Mandatory Put 8/01/26)	5.000	08/01/49	600,612
300,000	(c)	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Series 2016, (Pre-refunded 9/01/26)	3.125	09/01/42	300,715
100,000		Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Series 2021H	2.000	05/01/42	68,602
115,000		Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Series 2024A-1	6.000	11/01/55	127,290
300,000		Colorado State Education Loan Program, Tax and Revenue Anticipation Notes, Series 2025B	5.000	06/30/26	301,834
235,000		Dawson Trails Metropolitan District 1, Colorado, In The Town of Castle Rock, Limited Tax General Obligation Capital Appreciation Turbo Bonds, Series 2024	0.000	12/01/31	153,393

18	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COLORADO (continued)
$70,000		Denver City and County, Colorado, Airport System Revenue Bonds, Series 2022D, (AMT)	5.750%	11/15/34	$79,906
100,000		Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2023B, (AMT)	5.000	11/15/27	103,192
100,000	(b)	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopement Area, Series 2018A	5.250	12/01/39	100,247
375,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B - NPFG Insured	0.000	09/01/29	341,176
400,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B - NPFG Insured	0.000	09/01/33	314,930
500,000	(b)	Falcon Area Water and Wastewater Authority (El Paso County, Colorado), Tap Fee Revenue Bonds, Series 2022A	6.750	12/01/34	499,316
100,000		Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit Partners Eagle P3 Project, Series 2020A	5.000	01/15/31	106,810
100,000		Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit Partners Eagle P3 Project, Series 2020A	4.000	07/15/40	94,638
100,000		Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2017A-1	3.500	12/01/27	99,289
500,000		West Globeville Metropolitan District 1, Denver, Colorado, General Obligation Limited Tax Bonds, Series 2022	6.250	12/01/32	503,582

		TOTAL COLORADO			4,860,536

		CONNECTICUT - 1.0%
50,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2021L-1	4.000	07/01/28	50,828
270,000	(a)	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-2, (Mandatory Put 7/01/26)	2.000	07/01/42	269,598
80,000		Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020E-3	1.850	05/15/38	58,793
450,000		Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Social Series 2022C-1	4.250	11/15/37	460,103
335,000		Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Social Series 2023B	4.200	11/15/38	336,206
100,000		Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Sustainability Green Series 2024D-1	4.550	11/15/44	100,320

		TOTAL CONNECTICUT			1,275,848

		DELAWARE - 0.3%
110,000		Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2024A	4.450	07/01/44	109,320
100,000		Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2024B	4.200	07/01/39	99,732
150,000		Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2024C	4.450	07/01/44	149,072
25,000		Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2025A	4.200	07/01/40	24,927
30,000		Wilmington, Delaware, General Obligation Bonds, Series 2025	5.000	01/01/34	34,097

		TOTAL DELAWARE			417,148

		DISTRICT OF COLUMBIA - 1.1%
80,000		District of Columbia Student Dormitory Revenue Bonds, Provident Group - Howard Properties LLC Issue, Series 2013	5.000	10/01/30	80,010
110,000		District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Refunding Subordinate Lien Series 2014C	4.000	10/01/41	103,540
300,000		District of Columbia, Income Tax Secured Revenue Bonds, Refunding Series 2023C	5.000	10/01/32	336,805
100,000	(a)	District of Columbia, Revenue Bonds, Georgetown University, Refunding Series 2025A, (Mandatory Put 4/03/35)	5.000	04/01/60	109,501
400,000		Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2022A - AGM Insured	4.000	10/01/52	344,050

See Notes to Financial Statements	19

Portfolio of Investments March 31, 2026 (continued)
NIM

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		DISTRICT OF COLUMBIA (continued)
$330,000		Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2023A, (AMT)	5.000%	10/01/34	$358,404

		TOTAL DISTRICT OF COLUMBIA			1,332,310

		FLORIDA - 2.9%
105,000		Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017 - AGM Insured	3.000	09/01/28	104,907
100,000	(a),(b)	Florida Development Finance Corporation, Florida, Solid Waste Disposal Revenue Bonds, GFL Solid Waste Southeast LLC Project Series 2024A, (AMT), (Mandatory Put 10/01/31)	4.375	10/01/54	100,517
250,000	(a)	Florida Development Finance Corporation, Florida, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Series 2025A, (AMT), (Mandatory Put 9/01/28)	3.400	09/01/50	250,089
115,000	(b)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT), (Mandatory Put 7/15/28)	12.000	07/15/32	23,847
1,300,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.000	07/01/36	968,500
610,000	(a),(b)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Series 2025B, (AMT), (Mandatory Put 6/15/26)	1.000	07/01/57	420,900
45,000		Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2	3.750	07/01/33	44,821
100,000		Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2024-5	3.950	07/01/39	98,361
100,000		Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2025-5	4.600	07/01/40	101,316
100,000		Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2026-1	6.000	01/01/57	112,142
100,000		Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Social Series 2021-2	2.050	07/01/41	73,313
280,000		Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Series 2025A	5.000	10/01/34	313,416
70,000		Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2026A	4.250	07/01/49	66,510
200,000		Hillsborough County, Florida, Solid Waste and Resource Recovery Revenue Bonds, Refunding Series 2016A, (AMT)	4.000	09/01/34	200,379
15,000		JEA, Florida, Electric System Revenue Bonds, Subordinated Series Three 2020A	5.000	10/01/27	15,505
225,000	(a)	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Disposal Revenue Bonds, Waste Management Inc Project, Series 2018B, (AMT), (Mandatory Put 7/01/26)	4.000	11/01/48	225,154
150,000		Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2024A, (AMT)	5.000	10/01/29	159,682
100,000		Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2024A, (AMT)	5.000	10/01/33	110,391
40,000		South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Refunding Series 2017	4.000	08/15/42	37,919
270,000		Tampa, Florida, Capital Improvement Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Series 2020A	0.000	09/01/34	196,842

		TOTAL FLORIDA			3,624,511

		GEORGIA - 2.5%
100,000	(b)	Atlanta Development Authority, Georgia, Revenue Bonds, Westside Gulch Area Project, Senior Series 2024A-1	5.000	04/01/34	101,782
255,000		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2020A	2.600	12/01/32	234,866
240,000		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2023A	4.150	12/01/38	240,168
115,000		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2024A	4.100	12/01/39	113,121

20	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		GEORGIA (continued)
$275,000		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2024C	4.000%	12/01/39	$269,450
50,000		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2025G	6.250	12/01/55	55,768
1,000,000		Georgia State, General Obligation Bonds, Series 2021A	5.000	07/01/27	1,031,684
335,000	(a)	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2021A, (Mandatory Put 9/01/27)	4.000	07/01/52	338,951
100,000	(a),(b)	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2022C, (Mandatory Put 11/01/27)	4.000	08/01/52	99,801
150,000	(a)	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2023E-1, (Mandatory Put 6/01/31)	5.000	12/01/53	158,845
220,000	(a)	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2024D, (Mandatory Put 4/01/31)	5.000	04/01/54	233,695
140,000	(a)	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2025A, (Mandatory Put 6/01/32)	5.000	06/01/55	149,799

		TOTAL GEORGIA			3,027,930

		HAWAII - 0.8%
320,000		Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects, Refunding Series 2019	3.200	07/01/39	269,900
660,000		Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects, Series 2017A, (AMT)	3.100	05/01/26	659,155

		TOTAL HAWAII			929,055

		IDAHO - 0.2%
105,000		Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2024A	4.450	01/01/44	103,982
129,000	(b)	Spring Valley Community Infrastructure District 1, Eagle, Idaho, Special Assessment Bonds, Series 2021	3.750	09/01/51	123,052

		TOTAL IDAHO			227,034

		ILLINOIS - 5.1%
25,000		Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016 - BAM Insured	2.900	03/01/28	24,844
65,000		Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016 - BAM Insured	3.050	03/01/30	65,001
35,000		Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016 - BAM Insured	2.900	03/01/28	34,782
40,000		Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016 - BAM Insured	3.050	03/01/30	40,000
40,000		Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Refunding Project Second Lien Series 2026A	5.000	12/01/41	43,463
100,000		Chicago, Illinois, General Obligation Bonds, Chicago Works Series 2023A	5.500	01/01/39	103,654
115,000		Cook County, Illinois, Sales Tax Revenue Bonds, Series 2021A	4.000	11/15/41	109,961
590,000		Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017 - BAM Insured	3.300	03/01/28	590,189
110,000		Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008A-2	4.000	11/01/30	111,825
150,000		Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2008A-1	4.000	11/01/30	152,497
100,000		Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2014A	4.000	10/01/38	100,002
260,000	(a)	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2021B, (Mandatory Put 8/15/31)	5.000	08/15/53	280,315
100,000	(a),(b)	Illinois Finance Authority, Surface Freight Transfer Facilities Revenue Bonds, CenterPoint Joliet Terminal Railroad Project, Series 2017, (AMT), (Mandatory Put 7/02/35)	4.800	12/01/43	100,754
220,000	(a),(b)	Illinois Finance Authority, Surface Freight Transfer Facilities Revenue Bonds, CenterPointJoliet Terminal Railroad Project, Series 2020, (AMT), (Mandatory Put 12/31/34)	4.125	12/01/50	214,854
280,000		Illinois Housing Development Authority, Revenue Bonds, Green Series 2021B	2.150	10/01/41	206,952

See Notes to Financial Statements	21

Portfolio of Investments March 31, 2026 (continued)
NIM

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ILLINOIS (continued)
$500,000		Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series 2025A	5.000%	02/01/32	$553,819
305,000		Illinois State, General Obligation Bonds, November Series 2017D	5.000	11/01/28	314,078
390,000		Illinois State, General Obligation Bonds, Refunding October Series 2024	5.000	02/01/29	411,695
400,000		Illinois State, General Obligation Bonds, Refunding September Series 2018B	5.000	10/01/32	415,261
125,000		Illinois State, General Obligation Bonds, Taxable September Series 2025B	5.250	09/01/29	134,084
615,000		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2016A	5.000	12/01/32	616,423
605,000		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014C	5.000	01/01/36	605,828
365,000		North Barrington, Lake County, Illinois, Special Tax Bonds, Special Service Area 19, Refunding Series 2019 - BAM Insured	4.000	02/01/28	372,413
200,000		North Barrington, Lake County, Illinois, Special Tax Bonds, Special Service Area 19, Refunding Series 2019 - BAM Insured	4.000	02/01/29	204,141
395,000		North Barrington, Lake County, Illinois, Special Tax Bonds, Special Service Area 19, Refunding Series 2019 - BAM Insured	4.000	02/01/30	402,850

		TOTAL ILLINOIS			6,209,685

		INDIANA - 1.4%
70,000		Indiana Finance Authority, Educational Facilities Revenue Bonds, Earlham College, Refunding Series 2013A	5.000	10/01/32	68,559
590,000	(a)	Indiana Finance Authority, Environmental Revenue Bonds, Duke Energy Indiana, Inc. Project, Refunding Series 2009A-1, (AMT), (Mandatory Put 6/01/32)	4.500	05/01/35	594,078
30,000		Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Series 2021A	2.050	07/01/41	21,994
350,000		Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Social PAC Series 2021B	2.125	07/01/41	258,314
250,000	(a)	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2025A, (Mandatory Put 6/01/29)	3.700	06/01/47	254,124
100,000		Valparaiso 21st Century School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Ad Valorem Property Tax Refunding Series 2025	5.000	07/15/32	111,173
285,000	(a)	Whiting, Indiana, Environmental Facilities Refunding Revenue Bonds, BP Products North America Inc. Project, Refunidng Series 2019A, (AMT), (Mandatory Put 6/05/26)	5.000	12/01/44	286,000
100,000	(a)	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2008, (Mandatory Put 6/21/35)	4.200	06/01/44	102,996

		TOTAL INDIANA			1,697,238

		IOWA - 0.5%
200,000		Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014C	4.125	02/15/35	199,994
205,000	(a),(c)	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, (Pre-refunded 12/01/32), (Mandatory Put 12/01/32)	4.000	12/01/50	218,696
55,000	(c)	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, (Pre-refunded 12/01/32)	5.000	12/01/50	61,988
100,000		Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Social Series 2021B	2.200	07/01/41	74,290

		TOTAL IOWA			554,968

22	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		KANSAS - 0.3%
$100,000		Hutchinson, Kansas, General Obligation Bonds, Temporary Notes Series 2025D	3.375%	10/01/28	$100,236
175,000		Manhattan, Kansas, General Obligation Bonds, Temporary Notes, Series 2024-02 - BAM Insured	5.000	06/15/28	175,680
100,000	(b)	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Village East Project Areas 2B 3 and 5, Series 2022	5.750	09/01/39	101,716

		TOTAL KANSAS			377,632

		KENTUCKY - 1.6%
30,000		Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a King’s Daughters Medical Center Project, Refunding Series 2019	4.000	02/01/36	29,071
230,000		Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Series 2008A, (AMT)	2.000	02/01/32	202,934
225,000		Henderson, Kentucky, Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2022B, (AMT)	3.700	01/01/32	223,893
550,000		Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A	5.000	06/01/31	555,725
125,000		Kentucky State Property and Buildings Commission, Revenue Bonds, Project 131, Series 2024A	5.000	10/01/28	132,242
260,000	(a)	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Refunding Series 2024B, (Mandatory Put 8/01/32)	5.000	01/01/55	275,371
550,000	(a)	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2016A, (AMT), (Mandatory Put 9/01/27)	1.300	09/01/44	533,245

		TOTAL KENTUCKY			1,952,481

		LOUISIANA - 3.1%
30,000		Louisiana Housing Corporation, Single Family Mortgage Revenue Bonds, Home Ownership Program, Series 2021D	2.350	12/01/41	22,734
485,000		Louisiana Housing Corporation, Single Family Mortgage Revenue Bonds, Home Ownership Program, Series 2022A	3.850	12/01/37	467,771
100,000		Louisiana Housing Corporation, Single Family Mortgage Revenue Bonds, Home Ownership Program, Series 2024A	4.000	12/01/39	97,845
100,000		Louisiana Housing Corporation, Single Family Mortgage Revenue Bonds, Series 2025A	4.150	12/01/40	98,828
650,000		Louisiana Housing Corporation, Single Family Mortgage Revenue Bonds, Series 2025C	4.750	06/01/40	667,670
535,000		Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Entergy Lousiana, LLC Project, Refunding Series 2021B	2.500	04/01/36	456,141
885,000		Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017	3.500	11/01/32	860,172
195,000		Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017	5.000	05/15/30	199,090
310,000		Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016	5.000	05/15/29	310,758
70,000		Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Second Lien Series 2025A	4.000	05/01/40	69,216
105,000	(a),(b)	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2010B, (Mandatory Put 6/01/30)	6.100	12/01/40	114,934
100,000	(a)	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2011, (Mandatory Put 6/01/30)	3.700	08/01/41	101,242
125,000	(a)	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-3, (Mandatory Put 7/01/26)	2.200	06/01/37	124,808
165,000		Shreveport, Louisiana, Water and Sewer Revenue Bonds, Junior Lien Series 2019B - AGM Insured	4.000	12/01/33	166,339
100,000		Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2025	5.000	12/01/31	109,665

		TOTAL LOUISIANA			3,867,213

See Notes to Financial Statements	23

Portfolio of Investments March 31, 2026 (continued)
NIM

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MAINE - 0.4%
$105,000		Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2021A	2.050%	11/15/41	$72,659
100,000		Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2022A	2.400	11/15/41	75,947
55,000		Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2020D	2.550	11/15/40	44,025
140,000		Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Social Series 2021C	2.150	11/15/41	103,306
100,000		Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Social Series 2025D	6.000	11/15/55	110,237
100,000		Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Social Series 2026A	6.000	11/15/56	110,722

		TOTAL MAINE			516,896

		MARYLAND - 1.2%
335,000		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017	5.000	09/01/30	338,889
245,000		Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019C	2.700	09/01/34	219,584
230,000		Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2021A	1.950	09/01/41	157,014
175,000		Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2021B	2.100	09/01/41	128,250
400,000		Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2021C	2.450	09/01/41	307,306
100,000	(a)	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical Systems, Series 2025B, (Mandatory Put 7/01/31)	5.000	07/01/45	107,440
90,000		Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Refunding Series 2024A	5.000	07/01/37	100,481
130,000		Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2026	4.000	06/01/45	126,163

		TOTAL MARYLAND			1,485,127

		MASSACHUSETTS - 1.5%
200,000		Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A	5.000	07/01/27	198,791
100,000	(b)	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc. Issue, Series 2017	4.000	10/01/32	98,764
80,000		Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2	5.000	07/01/33	82,772
190,000	(a)	Massachusetts Development Finance Agency, Revenue Bonds, Harvard University, Series 2025A-2, (Mandatory Put 11/15/35)	5.000	05/15/55	217,773
100,000	(c)	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2020G, (Pre-refunded 7/15/30)	5.000	07/15/36	109,045
50,000		Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2021G	5.000	07/01/35	53,123
100,000		Massachusetts Housing Finance Agency, Multifamily Housing Bonds, Green Sustainability Series 2024A1	4.550	12/01/44	100,192
150,000		Massachusetts Housing Finance Agency, Multifamily Housing Bonds, Green Sustainability Series 2024B3	3.500	06/01/29	150,993
115,000		Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2019-214	2.800	12/01/39	97,398
70,000		Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series 2020-220	2.125	12/01/40	52,928
65,000		Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series 2021-221	2.200	12/01/41	48,026

24	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MASSACHUSETTS (continued)
$70,000		Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series 2021-223	2.350%	06/01/39	$57,110
220,000		Massachusetts State, General Obligation Bonds, Refunding Series 2024B	5.000	11/01/37	245,318
220,000		Massachusetts State, General Obligation Bonds, Refunding Series 2024B	5.000	11/01/38	243,835
155,000		North Attleborough, Massachusetts, General Obligation Bonds, Municipal Purpose Loan, Series 2026	4.000	03/15/46	147,095

		TOTAL MASSACHUSETTS			1,903,163

		MICHIGAN - 1.5%
100,000		Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A - AGM Insured	6.000	05/01/29	105,720
125,000		Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B - NPFG Insured	5.500	07/01/29	130,274
550,000	(a)	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2022B-MI, (Mandatory Put 12/01/28)	5.000	12/01/43	574,234
50,000		Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A	3.800	10/01/38	48,545
270,000		Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2021A	2.250	10/01/41	195,802
320,000		Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2019B	2.700	12/01/34	285,425
360,000		Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2020C	2.600	12/01/40	290,346
125,000		Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Social Series 2021A	2.150	12/01/41	92,183
25,000	(a)	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Graphic Packaging International, LLC Coated Recycled Board Machine Project, Green Series 2021, (AMT), (Mandatory Put 10/01/26)	4.000	10/01/61	25,002
100,000		Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Refunding Series 2025G, (AMT)	5.000	12/01/34	109,929

		TOTAL MICHIGAN			1,857,460

		MINNESOTA - 0.5%
54,529		Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2017E	2.850	06/01/47	46,322
135,000		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2013C	3.900	07/01/43	130,803
105,000		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020E	2.500	07/01/40	84,043
70,000		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020I	2.000	07/01/40	49,609
100,000		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2021D	2.200	07/01/41	74,290
115,000		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2021H	2.350	07/01/41	87,576
175,000		White Bear Lake Independent School District 624, Ramsey County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2021A	2.000	02/01/28	171,492

		TOTAL MINNESOTA			644,135

		MISSISSIPPI - 0.6%
130,000		Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power, Series 2002	3.200	09/01/28	130,017
100,000		Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc. Project, Refunding Series 2021	2.375	06/01/44	64,737
25,000		Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 202	6.250	12/01/55	27,940
30,000		Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2021A	2.000	12/01/40	21,637

See Notes to Financial Statements	25

Portfolio of Investments March 31, 2026 (continued)
NIM

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MISSISSIPPI (continued)
$440,000		Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2024C	4.650%	12/01/44	$438,847
100,000		Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Refunding Series 20218	4.000	09/01/32	101,923

		TOTAL MISSISSIPPI			785,101

		MISSOURI - 0.8%
100,000		Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017A	4.000	11/01/26	99,909
100,000		Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019A, (AMT)	5.000	03/01/44	101,268
190,000	(a)	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2025C, (Mandatory Put 4/01/35)	5.000	04/01/59	211,494
60,000		Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2021B	2.000	11/01/41	43,356
475,000		Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2023B	4.100	11/01/38	475,472

		TOTAL MISSOURI			931,499

		MONTANA - 0.5%
325,000		Forsyth, Montana Pollution Control Revenue Bonds, Portland General Electric Company Project, Refunding Series 1998A	2.125	05/01/33	280,927
100,000		Lewis and Clark County High School District, Montana, General Obligation Bonds, School Building Series 2025 - BAM Insured	5.000	07/01/38	112,161
25,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2021B	2.000	12/01/41	18,043
100,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2024A	4.450	12/01/44	99,248
10,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2024B	3.900	12/01/39	9,739
15,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2024B	4.300	12/01/44	14,773
65,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2026A	5.750	06/01/56	71,213

		TOTAL MONTANA			606,104

		NATIONAL - 0.5%
680,269	(a)	Federal Home Loan Mortgage Corporation, Notes	4.140	01/25/40	674,709

		TOTAL NATIONAL			674,709

		NEBRASKA - 1.0%
190,000	(a)	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Refunding Series 2023A-1, (Mandatory Put 11/01/29)	5.000	05/01/54	201,022
75,000		Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019D	2.600	09/01/34	66,965
515,000		Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2020A	2.300	09/01/32	470,390
230,000		Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2021C	2.300	09/01/41	173,198
60,000		Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Social Series 2026A	6.250	03/01/55	67,099
100,000		Sarpy County School District 037 Gretna Public Schools, Nebraska, General Obligation Bonds, Series 2022B	5.000	12/15/27	100,267
100,000		Sarpy County, Nebraska, Limited Tax Highway Allocation Fund Pledge Bonds, Series 2021	2.000	06/01/27	98,642
140,000		Saunders County School District 1, Ashland-Greenwood, Nebraska, General Obligation Bonds, Series 2021	2.000	12/15/50	72,251

		TOTAL NEBRASKA			1,249,834

26	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEVADA - 0.4%
$125,000		Clark County School District, Nevada, General Obligation Bonds, Refunding Limited Tax Building Series 2026A	4.000%	06/15/46	$117,714
100,000	(a),(b)	Director of the State of Nevada Department of Business and Industry, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Variable Rate Demand Series 2001, (AMT), (Mandatory Put 6/01/26)	3.450	12/01/26	100,052
65,000		Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Refunding Series 2017B	4.000	07/01/34	65,306
100,000		Nevada Housing Division, Single Family Housing Mortgage Revenue Bonds, Refunding Series 2021A	2.200	10/01/41	74,049
135,000		Nevada Housing Division, Single Family Housing Mortgage Revenue Bonds, Senior Series 2025C	4.750	10/01/40	138,520

		TOTAL NEVADA			495,641

		NEW HAMPSHIRE - 1.6%
170,338		National Finance Authority, New Hampshire, Municipal Certificates Series 2020-1 Class A	4.125	01/20/34	170,850
384,679		National Finance Authority, New Hampshire, Municipal Certificates Series 2022-1 Class A	4.375	09/20/36	387,111
161,853		National Finance Authority, New Hampshire, Municipal Certificates Series 2022-2 Class A	4.000	10/20/36	159,557
204,940		National Finance Authority, New Hampshire, Municipal Certificates Social Series 2024-1 Class A	4.250	07/01/51	201,692
147,869		National Finance Authority, New Hampshire, Municipal Certificates Social Series 2024-2 Class A	3.625	08/20/39	139,079
197,378	(a)	National Finance Authority, New Hampshire, Municipal Certificates Social Series 2024-4 Class A	4.180	11/20/39	193,212
149,590	(a)	National Finance Authority, New Hampshire, Municipal Certificates Social Series 2025-3 Class A-1	4.794	02/20/41	153,244
295,000		National Finance Authority, New Hampshire, Pollution Control Revenue Bonds, New York State Electric & Gas Corporation Project, Refunding Series 2022A, (AMT)	4.000	12/01/28	298,763
100,000	(b)	National Finance Authority, New Hampshire, Special Revenue Bonds, Forestar Group Houston Area Projects, Fort Bend, Galveston, Montgomery, and Walker Counties, Texas, Series 2026	6.500	12/01/34	100,079
120,000		New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Social Series 2024A	4.500	07/01/44	119,602
100,000		New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Social Series 2025A	4.500	07/01/45	99,121

		TOTAL NEW HAMPSHIRE			2,022,310

		NEW JERSEY - 3.4%
100,000		New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project, Series 2017B	5.000	06/15/37	104,110
100,000	(b)	New Jersey Economic Development Authority, New Jersey, Dock and Wharf Facility Revenue Bonds, Repauno Port & Rail Terminal Project, Series 2025, (AMT)	6.375	01/01/35	103,917
220,000		New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, (AMT)	5.000	01/01/28	220,438
20,000		New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Subordinate Series 2017A	3.375	07/01/30	19,869
1,000,000		New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX	5.000	06/15/27	1,001,051
140,000		New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, (AMT)	5.250	09/15/29	140,164
250,000	(a)	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2019A, (AMT), (Mandatory Put 12/03/29)	2.200	10/01/39	235,514
50,000		New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2017-1A, (AMT)	3.750	12/01/31	50,001

See Notes to Financial Statements	27

Portfolio of Investments March 31, 2026 (continued)
NIM

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW JERSEY (continued)
$1,280,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A	0.000%	12/15/33	$976,272
170,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA	3.750	06/15/33	170,076
210,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A	5.000	06/01/28	218,422
685,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A	5.000	06/01/29	712,188
240,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A	5.000	06/01/34	248,351

		TOTAL NEW JERSEY			4,200,373

		NEW MEXICO - 0.3%
90,000		New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2019D	2.800	07/01/34	81,770
100,000		New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2021C	2.100	07/01/41	73,453
110,000		New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2024C	4.100	09/01/39	108,698
110,000		New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2024G	4.375	09/01/44	109,383
40,000	(a)	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding & Acquisition Series 2025, (Mandatory Put 11/01/30)	5.000	06/01/54	42,187

		TOTAL NEW MEXICO			415,491

		NEW YORK - 4.9%
110,000	(b)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020B-1	5.000	06/01/40	104,172
200,000	(b)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017	5.000	12/01/28	199,543
200,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2016A Group A	5.000	02/15/37	201,278
750,000		Genesee County Funding Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2022A	5.000	12/01/36	788,890
60,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s Community Project, Series 2019	5.000	01/01/40	58,220
20,000		New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A - AGM Insured	4.000	01/01/32	20,768
135,000		New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A - AGM Insured	3.000	01/01/33	130,067
25,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E-1	5.000	02/01/43	25,236
200,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2019 Series A-1	5.000	08/01/40	206,945
150,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Series 2024B	5.000	05/01/38	163,739
350,000		New York City, New York, General Obligation Bonds, Fiscal 2021 Series A-1	5.000	08/01/29	375,022
100,000		New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2018I	3.625	11/01/33	99,788
255,000		New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Sustainability Series 2019P	2.600	11/01/34	223,305
255,000		New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2019C	3.500	11/01/34	250,304

28	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW YORK (continued)
$330,000	(a)	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Sustainability Series 2023C-2, (Mandatory Put 5/01/29)	3.800%	11/01/62	$330,121
100,000	(a)	New York State Housing Finance Agency, Housing Revenue Bonds, 160 West 2nd Street Series 2011A-2, (Mandatory Put 4/01/32)	3.600	11/01/44	100,447
120,000		New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 223	2.650	10/01/34	107,554
100,000		New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 225	2.300	10/01/40	77,663
75,000		New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 233	2.200	04/01/36	61,597
245,000		New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Social Series 239	2.450	10/01/41	188,054
245,000		New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Social Series 242	2.950	10/01/37	218,366
35,000		New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Social Series 273	6.000	10/01/55	38,650
100,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	4.000	07/01/32	99,446
230,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	4.000	07/01/33	227,917
160,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.000	07/01/34	160,124
620,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.000	07/01/41	620,221
70,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A - AGM Insured, (AMT)	4.000	07/01/46	61,831
40,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, (AMT)	5.000	08/01/26	40,040
500,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2022, (AMT)	5.000	12/01/29	528,330
100,000		Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Senior Series 2021A-2	5.000	06/01/33	107,780
80,000		Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2025TE-2	5.000	06/15/33	88,674
125,000		Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2025TE-2	5.000	12/15/33	139,422

		TOTAL NEW YORK			6,043,514

		NORTH CAROLINA - 2.5%
100,000		North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement Series 54-A	4.550	07/01/44	99,669
400,000		North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement Series 55A	4.000	07/01/39	393,864
100,000		North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement Social Series 53-A	4.000	07/01/39	98,466
85,000		North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2020-43	2.800	01/01/40	71,578
100,000		North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2025-59A	6.250	01/01/57	113,160
730,000		North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Social Series 2023-50	3.950	07/01/38	718,442
1,365,000		North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C	5.000	01/01/29	1,374,541

See Notes to Financial Statements	29

Portfolio of Investments March 31, 2026 (continued)
NIM

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NORTH CAROLINA (continued)
$250,000		North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital Appreciation Series 2017C	0.000%	07/01/27	$238,062

		TOTAL NORTH CAROLINA			3,107,782

		NORTH DAKOTA - 1.3%
125,000		Cass County Joint Water Reserve District, North Dakota, Temporary Improvement Special Assessment Bonds, Refunding Series 2024A	3.450	04/01/27	125,026
270,000		Horace, Cass County, North Dakota, General Obligation Bonds, Refunding Improvement Series 2021	3.000	05/01/46	179,145
55,000		North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2019C	3.200	07/01/39	49,017
60,000		North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2020A	2.700	07/01/35	53,387
95,000		North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2020B	2.350	07/01/40	74,872
100,000		North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2021A	2.250	07/01/41	74,987
710,000		North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Social Series 2022F	3.950	07/01/37	702,137
45,000		North Dakota Housing Finance Agency, Home Mortgage Program Revenue Bonds, Social Series 2025C	5.750	07/01/56	49,143
200,000		Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C	5.000	06/01/28	201,555
100,000		Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C	5.000	06/01/43	93,938

		TOTAL NORTH DAKOTA			1,603,207

		OHIO - 5.5%
155,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1	5.000	06/01/27	158,863
90,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1	5.000	06/01/29	95,386
130,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1	5.000	06/01/31	139,792
100,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1	5.000	06/01/32	107,288
260,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1	5.000	06/01/34	275,107
100,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1	5.000	06/01/35	105,284
100,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1	4.000	06/01/48	83,849
290,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2	5.000	06/01/55	234,175
480,000		Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013	5.000	06/15/43	418,096
20,000		Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Refunding & Improvement Series 2021	3.000	08/01/40	17,065
150,000		Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005A, (AMT)	3.750	01/01/29	151,395
225,000	(a)	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007A, (AMT), (Mandatory Put 10/01/29)	2.500	08/01/40	215,699

30	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		OHIO (continued)
$350,000	(a)	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007B, (AMT), (Mandatory Put 10/01/29)	2.500%	11/01/42	$335,531
160,000	(a)	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014B, (AMT), (Mandatory Put 10/01/29)	2.600	06/01/41	154,415
400,000	(a)	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Dayton Power & Light Company Project, Refunding Collateralized Series 2015A, (AMT), (Mandatory Put 6/01/27)	4.250	11/01/40	405,186
220,000	(a)	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Dueke Energy Corporation Project, Refunding Series 2022A, (AMT), (Mandatory Put 6/01/27)	4.250	11/01/39	221,920
45,000	(b)	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, (AMT)	3.750	01/15/28	45,095
50,000		Ohio Higher Educational Facility Commission, Senior Hospital Parking Revenue Bonds, University Circle Incorporated 2020 Project, Series 2020	5.000	01/15/36	51,762
100,000		Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2019B	3.000	09/01/39	87,472
100,000		Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2020A	2.750	09/01/40	83,013
25,000		Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2020B	2.250	09/01/40	19,369
100,000		Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Social Series 2024A	4.350	09/01/44	99,127
100,000		Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Social Series 2025A	4.150	09/01/40	99,148
2,520,000		Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-3	5.700	02/15/34	2,818,837
70,000		Toledo-Lucas County Port Authority, Ohio, Development Revenue Bonds, Northwest Ohio Bond Fund, HB Magruder Memorial Hospital Project, Series 2021F	2.250	11/15/36	56,080
70,000		Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015	5.375	03/01/27	70,013
200,000		Washington County, Ohio, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group, Series 2022	6.375	12/01/37	212,737

		TOTAL OHIO			6,761,704

		OKLAHOMA - 3.0%
80,000		Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Durant Public Schools Project, Refunding Series 2020	4.000	12/01/28	82,157
115,000		Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Durant Public Schools Project, Series 2020	2.750	09/01/31	109,141
800,000		Caddo County Governmental Building Authority, Oklahoma, Sales Tax Revenue Bonds, Refunding Series 2018	3.625	09/01/33	766,972
330,000		Canadian County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Piedmont Public Schools Project, Series 2024	4.000	08/15/34	336,511
100,000		Cleveland County Public Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Norman Technology Center Project, Series 2021	4.000	05/01/35	102,617
250,000		Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A	5.000	12/01/31	259,681
100,000		Lawton Industrial Development Authority, Oklahoma, Sales Tax Revenue Bonds, Refunding Series 2025A	5.000	07/01/31	109,147
260,000		Oklahoma County Independent School District 89 Oklahoma City, Oklahoma, General Obligation Bonds, Combined Purpose Series 2024A	1.250	07/01/26	259,138

See Notes to Financial Statements	31

Portfolio of Investments March 31, 2026 (continued)
NIM

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		OKLAHOMA (continued)
$230,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.000%	08/15/28	$236,586
105,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.500	08/15/52	103,567
100,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.500	08/15/57	97,496
100,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Taxable Series 2022	5.500	08/15/37	103,564
110,000		Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2020A	2.650	09/01/35	97,588
495,000		Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2022A	3.800	09/01/37	479,919
45,000		Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2026A	6.000	09/01/57	50,514
85,000		Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Owasso Public Schools Project, Series 2025	5.000	09/01/31	93,089
200,000		Tulsa, Oklahoma, General Obligation Bonds, Series 2024C	0.050	10/01/37	126,831
235,000		Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds, Weatherford Public Schools Project, Series 2019	5.000	03/01/31	246,931

		TOTAL OKLAHOMA			3,661,449

		OREGON - 1.3%
1,325,000		Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Deferred Interest Series 2017B	0.000	06/15/31	1,089,420
340,000	(a)	Oregon Health and Science University, Revenue Bonds, Green Series 2021B-2, (Mandatory Put 2/01/32)	5.000	07/01/46	368,683
95,000		Oregon Housing and Community Services Department, Single Family Mortgage Program Revenue Bonds, Series 2021A	2.250	07/01/41	71,238
50,000		Oregon Housing and Community Services Department, Single Family Mortgage Program Revenue Bonds, Series 2025A	4.750	07/01/40	51,262
50,000		Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2018A	4.000	10/01/33	50,438

		TOTAL OREGON			1,631,041

		PENNSYLVANIA - 4.3%
100,000	(b)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018	5.000	05/01/28	103,483
38,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024A-2	6.000	06/30/34	40,513
452,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024A-3	5.000	06/30/39	425,622
250,000	(d)	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024B-1	0.000	06/30/44	184,521
79,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Taxable Series 2024A-1	8.000	06/30/34	80,667
360,000		Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018 - AGM Insured	4.000	06/01/39	346,333
280,000		Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A	3.000	09/01/29	279,581
225,000	(a)	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, (AMT), (Mandatory Put 12/03/29)	2.450	12/01/39	211,617
150,000	(a)	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Series 2019B-2, (AMT), (Mandatory Put 7/15/26)	3.250	04/01/49	150,009
100,000	(a)	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2013, (AMT), (Mandatory Put 5/01/26)	3.000	08/01/45	99,982

32	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		PENNSYLVANIA (continued)
$150,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012	5.000%	05/01/42	$100,710
245,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125A, (AMT)	3.400	10/01/32	237,553
25,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-128A, (AMT)	3.650	10/01/32	24,567
170,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-129	2.950	10/01/34	157,009
150,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2020-132A	2.300	10/01/35	125,229
200,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2020-133	2.350	10/01/40	156,696
200,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2022-1394A	4.000	10/01/37	198,469
500,000		Pennsylvania State, General Obligation Bonds, First Refunding Series 2025A	5.000	08/15/33	565,109
440,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2	5.000	06/01/29	441,565
860,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2	5.000	06/01/35	862,315
415,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Third Series 2017	5.000	12/01/32	428,786
10,000		Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016	3.375	06/01/26	9,965

		TOTAL PENNSYLVANIA			5,230,301

		PUERTO RICO - 2.8%
250,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/30	263,804
260,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/35	268,695
398,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/27	382,745
165,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/29	148,401
597,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/31	496,993
357,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/33	274,892
208,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	4.500	07/01/34	207,998
280,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/46	98,604
206,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.329	07/01/40	203,250
105,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.329	07/01/40	103,598
258,000		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	5.625	07/01/27	263,009
115,000		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	5.625	07/01/29	121,463
119,000		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	5.750	07/01/31	129,985
302,000		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	0.000	07/01/33	219,510
177,000		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/33	176,797
50,000		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/35	49,304

		TOTAL PUERTO RICO			3,409,048

See Notes to Financial Statements	33

Portfolio of Investments March 31, 2026 (continued)
NIM

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		RHODE ISLAND - 0.4%
$100,000		Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Care New England Issue, Refunding Series 2016B	5.000%	09/01/36	$99,548
180,000		Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2021 Series 75A	2.250	10/01/41	134,556
205,000		Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2022 Series 76A	2.350	10/01/36	169,087
50,000		Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 2020-72A	2.550	10/01/40	40,165
60,000		Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2015B	4.500	06/01/45	58,344

		TOTAL RHODE ISLAND			501,700

		SOUTH CAROLINA - 1.4%
170,000		South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2021A	2.050	07/01/41	124,633
965,000		South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2023A	4.750	07/01/43	980,116
25,000		South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2025A	4.150	07/01/40	24,901
150,000		South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2025A	4.500	07/01/45	148,871
110,000		South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2025C	6.250	01/01/56	123,578
90,000		South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2026A	6.000	07/01/56	100,153
110,000	(a)	South Carolina Jobs Economic Development Authority, Economic Development Revenue Bonds, Foothill Affordable Housing Foundation - Paddock Club & Fairway Projects, Senior Credit Enhanced Series 2025, (Mandatory Put 3/01/35)	4.000	03/01/62	110,204
55,000	(e)	South Carolina Jobs-Economic Dev Auth, Revenue Bonds, International Paper Company Project, Refunding Environmental Improvement Series 2023A, (AMT)	3.950	04/01/33	54,659

		TOTAL SOUTH CAROLINA			1,667,115

		SOUTH DAKOTA - 0.9%
75,000		South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2021A	2.100	11/01/41	54,839
110,000		South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2021B	2.050	11/01/41	80,271
110,000		South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2022B	2.300	11/01/37	88,560
225,000		South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2024C	4.000	11/01/37	221,962
400,000		South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2024C	4.500	11/01/44	397,900
125,000		South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2025A	4.200	11/01/40	124,435
100,000		South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2025E	6.250	05/01/56	113,065
65,000		South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2026A	6.000	11/01/56	72,927

		TOTAL SOUTH DAKOTA			1,153,959

		TENNESSEE - 1.4%
200,000		Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Improvement Series 2021C	1.750	01/01/37	161,391
250,000		Metropolitan Nashville Airport Authority, Tennessee, Airport Improvement Revenue Bonds, Series 2026B, (AMT)	5.000	07/01/35	277,321
55,000	(a)	Rutherford County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Group, Series 2025B-1, (Mandatory Put 11/15/30)	5.000	11/15/48	59,441
130,000	(a)	Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 2021A, (Mandatory Put 9/01/28)	4.000	12/01/51	131,308

34	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TENNESSEE (continued)
$165,000	(a)	Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 2022A, (Mandatory Put 12/01/30)	5.500%	10/01/53	$175,470
110,000		Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2026A	5.000	11/01/34	117,468
65,000		Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2021-3	2.300	07/01/41	49,047
100,000		Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2022-2	4.050	07/01/37	99,319
375,000		Tennessee Housing Development Agency, Residential Finance Program Bonds, Social Series 2023-3A	5.200	07/01/43	392,540
100,000		Tennessee Housing Development Agency, Residential Finance Program Bonds, Tender Option Bond Trust Series 2023-XL0448	4.150	07/01/38	100,403
90,000		The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Refunding Series 2025A	5.000	12/01/35	95,374

		TOTAL TENNESSEE			1,659,082

		TEXAS - 8.2%
40,000		Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A	5.000	01/01/28	40,232
55,000		Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A	5.000	01/01/30	55,275
500,000		Board of Regents of the University of Texas System, Revenue Financing System Bonds, Series 2025A	5.000	08/15/28	528,417
25,000		City of Houston, Texas, Convention & Entertainment Facilities Department Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2019	5.000	09/01/34	26,013
40,000		Cypress-Fairbanks Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Series 2026	5.000	02/15/31	44,016
300,000		Dallas Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding & Improvement Series 2025A-1, (AMT)	5.000	11/01/30	323,684
135,000		Dallas Independent School District, Dallas County, Texas, General Obligation Bonds, School Building Series 2026A	5.000	02/15/34	152,772
1,000,000		Dallas, Texas, General Obligation Bonds, Refunding and Improvement Series 2024B	5.000	02/15/27	1,021,486
185,000		Eagle Mountain and Saginaw Independent School District, Tarrant County, Texas, General Obligation Bonds, Refunding Series 2025A	5.000	08/15/33	210,006
50,000		Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B	4.750	11/01/42	50,000
200,000		Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Refunding Series 2015	4.000	02/15/31	200,130
110,000	(a)	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2022B, (Mandatory Put 12/01/28)	5.000	06/01/50	115,348
170,000		Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Medical Center, Refunding Series 2026	5.000	12/01/29	183,533
705,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	0.000	12/01/42	308,253
465,000		Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2023A - AGM Insured, (AMT)	5.000	07/01/32	508,730
50,000		Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, (AMT)	5.000	07/01/29	50,049
150,000		Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal Improvements Project, Series 2024B, (AMT)	5.250	07/15/34	157,396
500,000		Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2014D	5.000	11/15/39	500,639
180,000	(e)	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding First Lien Series 2026C	5.000	09/01/45	189,965

See Notes to Financial Statements	35

Portfolio of Investments March 31, 2026 (continued)
NIM

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TEXAS (continued)
$50,000		Hutto, Texas, Certificates of Obligation Bonds, Combination Tax & Waterworks & Sewer System Revenue Series 2026	4.000%	08/01/43	$47,239
200,000		Klein Independent School District, Harris County, Texas, General Obligation Bonds, Schoolhouse Refunding Series 2019	5.000	02/01/43	205,814
430,000		Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015, (AMT)	5.000	11/01/28	430,669
100,000		McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013	5.250	12/01/28	100,047
100,000	(b)	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, (AMT)	4.625	10/01/31	100,123
100,000	(a)	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Graphic Packaging International, LLC Project, Green Series 2025, (AMT), (Mandatory Put 6/01/30)	5.000	12/01/64	103,754
100,000	(a)	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Republic Services Inc. Project, Adjustable Rate Series 2020A, (AMT), (Mandatory Put 5/01/26)	3.000	05/01/50	99,991
245,000	(c)	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, (Pre-refunded 9/01/31)	7.000	09/01/43	288,972
500,000	(c)	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, (Pre-refunded 9/01/31)	6.750	09/01/45	594,495
110,000		North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Series 2023A	5.000	01/01/27	111,969
100,000	(b)	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2021A, (AMT)	2.750	01/01/36	77,828
300,000	(b)	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2021A, (AMT)	2.875	01/01/41	213,572
100,000	(b)	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2021A, (AMT)	3.000	01/01/50	60,346
100,000		Round Rock, Texas, Combined Tax and Revenue Certificates of Obligation, Series 2021C	2.000	08/15/46	61,116
70,000	(a)	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2026F, (Mandatory Put 5/01/30)	5.000	11/15/55	75,022
100,000	(a)	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2025C, (Mandatory Put 11/15/32)	5.000	11/15/64	110,506
100,000		Texas Department of Housing and Community Affairs, Residential Mortgage Revenue Bonds, Refunding Series 2026A	6.000	01/01/57	111,378
100,000		Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2021A	2.050	09/01/41	73,144
340,000	(a)	Texas Municipal Gas Acquisition and Supply Corporation IV, Gas Supply Revenue Bonds, Series 2023A, (Mandatory Put 1/01/30)	5.500	01/01/54	359,019
150,000	(a)	Texas Municipal Gas Acquisition and Supply Corporation IV, Gas Supply Revenue Bonds, Series 2023B, (Mandatory Put 1/01/34)	5.500	01/01/54	163,864
220,000		Texas Municipal Gas Acquisition and Supply Corporation VI, Gas Supply Revenue Bonds, Series 2025	5.000	01/01/36	233,782
530,000		Texas Private Activity Bond Surface Transporation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien Series 2019A	4.000	12/31/38	512,127
150,000		Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A	4.000	06/30/35	149,193
500,000		Texas State, General Obligation Bonds, College Student Loan Series 2023A, (AMT)	5.000	08/01/36	539,823

36	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TEXAS (continued)
$210,000		Texas Transportation Commission, General Obligation Bonds, Highway Improvement Refunding Series 2024	5.000%	04/01/28	$220,274
300,000		Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2025	5.000	10/15/33	340,832

		TOTAL TEXAS			10,050,843

		UTAH - 0.4%
250,000		Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2023A, (AMT)	5.250	07/01/36	275,797
155,000		Utah Housing Corporation, Single Family Mortgage Bonds, Series 2024E	4.600	07/01/44	154,111

		TOTAL UTAH			429,908

		VIRGINIA - 1.5%
200,000		Fairfax County, Virginia, General Obligation Bonds, Public Improvement Series 2026A	5.000	10/01/29	216,225
148,902	(a)	Federal Home Loan Mortgage Corporation, Virginia, Multifamily Variable Rate Certificates Relating to Municipal Securities Class A Green Series 2024ML-028	4.533	11/25/42	152,356
64,842	(a)	Federal Home Loan Mortgage Corporation, Virginia, Multifamily Variable Rate Certificates Relating to Municipal Securities Series 2025ML-031	4.603	06/25/42	66,402
100,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2023E-3	4.000	10/01/39	98,020
100,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2023E-5	4.150	07/01/40	99,603
45,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2024F-2	4.700	07/01/40	46,375
100,000		Virginia Housing Development Authority, Rental Housing Bonds, Series 2024H	3.625	06/01/29	100,057
50,000		Virginia Housing Development Authority, Rental Housing Bonds, Series 2025A	4.100	09/01/40	48,674
250,000		Virginia Small Business Financing Authority, Revenue Bonds, 95 Express Lanes LLC Project, Refunding Senior Lien Series 2022, (AMT)	5.000	07/01/36	261,169
150,000		Virginia Small Business Financing Authority, Revenue Bonds, 95 Express Lanes LLC Project, Refunding Senior Lien Series 2022, (AMT)	5.000	01/01/38	155,774
115,000		Virginia Small Business Financing Authority, Revenue Bonds, 95 Express Lanes LLC Project, Refunding Senior Lien Series 2022, (AMT)	5.000	12/31/38	119,481
515,000		Virginia Small Business Financing Authority, Revenue Bonds, 95 Express Lanes LLC Project, Refunding Senior Lien Series 2022, (AMT)	5.000	12/31/39	533,493

		TOTAL VIRGINIA			1,897,629

		WASHINGTON - 2.6%
120,000		King and Snohomish Counties School District 417 Northshore, Washington, General Obligation Bonds, Refunding Series 2025	5.000	12/01/34	137,379
200,000		King County, Washington, General Obligation Bonds, Refunding Limited Tax Series 2025B	5.000	12/01/31	222,958
150,000		Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2017C, (AMT)	5.000	05/01/31	153,017
500,000		Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A, (AMT)	5.000	05/01/31	510,056
25,000	(a)	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-3, (Mandatory Put 8/01/26)	5.000	08/01/49	25,026
100,000		Washington State Housing Finance Commission, Single Family Program Bonds, Series 2021-1N	2.200	06/01/41	74,372
406,354		Washington State Housing Finance Commission, Social Municipal Certificates Multifamily Revenue Bonds, Series 2021-1 Class A	3.500	12/20/35	389,622
128,563	(a)	Washington State Housing Finance Commission, Social Municipal Certificates Multifamily Revenue Bonds, Series 2024A-1	4.084	03/01/50	123,918

See Notes to Financial Statements	37

Portfolio of Investments March 31, 2026 (continued)
NIM

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WASHINGTON (continued)
$610,000		Washington State, General Obligation Bonds, Motor Vehicle Fuel Tax & Vehicle Related Fees, Refunding Series R-2024C	5.000%	08/01/27	$630,093
360,000		Washington State, General Obligation Bonds, Refunding Various Purpose Series R-2018D	5.000	08/01/27	371,810
595,000		Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Hospital, Series 2013	5.500	12/01/33	573,802

		TOTAL WASHINGTON			3,212,053

		WEST VIRGINIA - 0.6%
100,000	(b)	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A	4.500	06/01/27	100,370
50,000	(a),(b)	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Core Natural Resources, INC Project, AMT Series 2025, (AMT), (Mandatory Put 3/27/35)	5.450	01/01/55	54,360
120,000	(a),(b)	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Core Natural Resources, INC Project, AMT Series 2025, (AMT), (Mandatory Put 5/15/32)	4.625	04/15/55	122,109
265,000		West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health System Obligated Group, Improvement Series 2017A	3.375	06/01/29	264,218
145,000		West Virginia Housing Development Fund, Housing Finance Revenue Bonds, Social Series 2024A	4.400	11/01/44	142,831

		TOTAL WEST VIRGINIA			683,888

		WISCONSIN - 4.3%
500,000		Milwaukee, Wisconsin, General Obligation Bonds, Promissory Notes Series 2024-N1 - AGM Insured	5.000	04/01/30	535,525
600,000	(b)	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream Meadowlands Project, Series 2017	6.500	12/01/37	468,000
355,000	(a)	Public Finance Authority of Wisconsin, Pollution Control Revenue Bonds, Duke Energy Progress Project, Refunding Series 2022A-2, (Mandatory Put 10/01/30)	3.700	10/01/46	358,970
355,000		Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-2	2.875	05/01/27	352,809
65,000		Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C	4.050	11/01/30	64,450
125,000		Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C	4.300	11/01/30	124,768
100,000		Sheboygan Area School District, Manitowoc and Sheboygan Counties, Wisconsin, General Obligation Bonds, Promissory Notes Series 2024	3.000	03/01/40	87,282
115,000		West Allis-West Milwaukee, et al School District, Wisconsin, General Obligation Bonds, Promissory Notes Series 2025	3.000	04/01/39	103,118
40,000		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, PHW Muskego, Inc. Project, Series 2021	4.000	10/01/41	34,571
80,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Gundersen Health System, Refunding Series 2021A	4.000	10/15/34	81,223
200,000	(a),(c)	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic Health System, Inc., Series 2020B-2, (Pre-refunded 8/15/26), (Mandatory Put 2/15/27)	5.000	02/15/51	201,856
1,555,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015	5.000	12/15/26	1,556,643
715,000		Wisconsin Housing and Ecconomic Development Authority, Home Ownership Revenue Bonds, Series 2020A	2.700	09/01/35	633,943
285,000		Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Social Series 2024C	4.125	09/01/39	282,352
100,000		Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2021C	2.500	11/01/41	74,884

38	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WISCONSIN (continued)
$40,000	(a)	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2023E, (Mandatory Put 5/01/27)	3.875%	11/01/54	$40,021
240,000		Wisconsin State, General Obligation Bonds, Refunding Series 2024-1	5.000	05/01/32	269,848

		TOTAL WISCONSIN			5,270,263

		WYOMING - 0.3%
210,000		Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative, Dry Fork Station Facilities, Series 2019A	3.625	07/15/39	195,342
85,000		Wyoming Community Development Authority, Housing Revenue Bonds, 2020 Series 1	2.625	12/01/35	74,772
60,000		Wyoming Community Development Authority, Housing Revenue Bonds, 2023 Series 1	4.200	12/01/38	60,171

		TOTAL WYOMING			330,285

		TOTAL MUNICIPAL BONDS (Cost $121,974,306)			119,729,321

		TOTAL LONG-TERM INVESTMENTS (Cost $122,798,819)			120,496,651

		OTHER ASSETS & LIABILITIES, NET - 1.9%			2,387,772

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$122,884,423

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity

(a)
Floating or variable rate security includes the reference rate and spread, when applicable. For mortgage-backed or asset-backed securities the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the fiscal period, the aggregate value of these securities is $6,114,155 or 5.1% of Total Investments.

(c)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(d)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the fiscal period.
(e)	When-issued or delayed delivery security.

See Notes to Financial Statements	39

Portfolio of Investments March 31, 2026
NXP

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 99.8%
		MUNICIPAL BONDS - 99.8%
		ALABAMA - 0.5%
$1,450,000		Jefferson County, Alabama, Sewer Revenue Warrants, Series 2024	5.500%	10/01/53	$1,508,715
3,000,000		Southeast Energy Authority, Alabama, A Cooperative District Energy Supply Revenue Bonds Series 2024A	5.000	11/01/35	3,066,634

		TOTAL ALABAMA			4,575,349

		ARIZONA - 3.9%
255,000		Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017F	3.000	07/01/26	254,816
2,350,000		Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017F	5.000	07/01/47	2,350,737
1,859,000		Floreo at Teravalis Community Facilities District, Arizona, Special Assessment Revenue Bonds, District 1 Series 2025	4.500	07/01/30	1,868,161
1,000,000	(a)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Series 2021A	4.000	07/01/51	789,537
1,465,000	(a)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B	5.000	07/01/54	1,328,050
2,000,000		Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A	5.000	01/01/38	2,016,356
1,950,000		McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University Hassayampa Academic Village Project, Refunding Series 2016	5.000	07/01/37	1,956,396
3,185,000		Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019A	5.000	07/01/44	3,285,919
5,000,000		Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019B, (AMT)	5.000	07/01/49	5,014,148
3,000,000		Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A	5.000	08/01/47	3,045,635
2,410,000		Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007	5.000	12/01/37	2,545,305
10,000,000		Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2024A	5.250	08/01/49	10,348,932

		TOTAL ARIZONA			34,803,992

		ARKANSAS - 0.4%
500,000	(a)	Arkansas Development Finance Authority, Charter School Revenue Bonds, Academy of Math and Science - Little Rock Project Series 2024A	7.000	07/01/59	471,717
6,555,000		Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006 - AMBAC Insured	0.000	07/01/46	2,297,004
500,000		Pulaski County, Arkansas, Hospital Revenue Bonds, Arkansas Children’s Hospital, Series 2023	5.000	03/01/43	519,680

		TOTAL ARKANSAS			3,288,401

		CALIFORNIA - 19.7%
11,000,000		Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B - AGC Insured	0.000	08/01/41	5,836,681
4,245,000		Anaheim City School District, Orange County, California, General Obligation Bonds, Election 2002 Series 2007 - AGM Insured	0.000	08/01/31	3,590,742
2,840,000		Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C - AGM Insured	0.000	09/01/30	2,501,433
6,740,000	(b)	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C - AGM Insured, (ETM)	0.000	09/01/35	4,980,799

40	See Notes To Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CALIFORNIA (continued)
$5,760,000		Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C - AGM Insured	0.000%	09/01/35	$4,175,844
20,000		Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B	5.000	09/02/36	20,008
1,175,000		Burbank-Glendale-Pasadena Airport Authority, California, Airport Revenue Bonds, Senior Series 2024B, (AMT)	5.250	07/01/54	1,208,422
620,000		Butte-Glenn Community College District, Butte and Glenn Counties, California, General Obligation Bonds, Election 2016 Series 2017A	5.250	08/01/46	630,285
1,840,000	(c)	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2025C, (Mandatory Put 10/01/33)	5.000	12/01/55	1,919,592
545,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Creekwood, Series 2021A	4.000	02/01/56	346,697
590,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Glendale Properties, Junior Series 2021A-2	4.000	08/01/47	463,254
870,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A	5.000	02/01/50	688,170
140,000		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A	4.000	06/01/49	122,006
410,000	(b)	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, (Pre-refunded 11/15/26)	5.000	11/15/46	416,933
2,590,000		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B	5.000	11/15/46	2,598,006
1,000,000		California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Refunding Series 2016A	4.000	03/01/39	938,244
1,240,000		California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019	4.000	11/15/45	1,134,528
35,000	(b)	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A, (Pre-refunded 4/01/30)	4.000	04/01/49	37,086
965,000		California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A	4.000	04/01/49	869,103
125,000		California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2024A	5.000	12/01/54	127,726
1,365,000		California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017A-2	4.000	11/01/44	1,260,810
70,000		California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A	5.000	10/01/38	70,077
255,000		California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B	5.000	10/01/44	255,151
531,639		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019-2	4.000	03/20/33	542,002
497,540		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021-1	3.500	11/20/35	490,189
78,877		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series2019-1	4.250	01/15/35	81,480
500,749		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Social Certificates Series 2023-1	4.375	09/20/36	504,631
1,000,000		California Infrastructure and Economic Development Bank, Clean Water and Drinking Water State Revolving Fund Revenue Bonds, Green Series 2025	4.125	10/01/47	979,192
1,040,000		California Infrastructure and Economic Development Bank, Revenue Bonds, Adventist Health Energy Projects, Series 2024A	5.250	07/01/54	1,035,846
450,000		California Municipal Finance Authority, Revenue Bonds, Community Health System, Series 2021A - AGM Insured	4.000	02/01/51	388,191
35,000		California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A	5.000	07/01/47	34,692

See Notes To Financial Statements	41

Portfolio of Investments March 31, 2026 (continued)
NXP

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CALIFORNIA (continued)
$130,000		California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A	5.250%	11/01/41	$130,244
60,000		California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc. Los Angeles International Airport Project, Series 2019, (AMT)	4.000	07/15/29	60,221
150,000		California Municipal Financing Authority, Certificates of Participation, Palomar Health, Series 2022A	5.250	11/01/52	150,000
375,000	(a)	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, (AMT)	5.000	07/01/37	375,549
1,160,000	(a)	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, (AMT)	5.000	11/21/45	1,160,110
60,000	(a)	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A	5.000	07/01/46	59,348
385,000	(a)	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C	5.000	07/01/46	380,814
45,000		California State, General Obligation Bonds, Various Purpose Series 2015	5.000	08/01/34	45,090
350,000		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A	5.250	12/01/34	350,389
1,365,000	(a)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A	5.250	12/01/56	1,365,088
50,000		California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2016B	5.000	09/02/46	50,059
70,000		California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2022A - AGM Insured	5.250	08/15/52	70,564
1,000,000		Chaffey Joint Union High School District, San Bernardino County, California, General Obligation Bonds, Election 2012 Series 2017C	5.250	08/01/47	1,009,945
660,000	(a)	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at Center City, Series 2021A-2	4.000	04/01/56	500,295
225,000	(a)	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Enclave Apartments, Senior Series 2022A-1	4.000	08/01/58	168,219
100,000		Corona, California, Special Tax Bonds, Community Facilities District 2018-1 Bedford, Series 2018A	5.000	09/01/48	100,226
320,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A-2	3.250	05/01/57	216,854
425,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Acacia on Santa Rosa Creek, Senior Lien Series 2021A	4.000	10/01/56	344,571
560,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A-2	4.000	10/01/56	447,551
750,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Center City Anaheim, Series 2020A	5.000	01/01/54	647,975
540,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-2	4.000	10/01/56	407,876
265,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A-1	3.125	07/01/56	170,142
115,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Oceanaire-Long Beach, Social Series 2021A-2	4.000	09/01/56	81,389

42	See Notes To Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CALIFORNIA (continued)
$245,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Parallel-Anaheim Series 2021A	4.000%	08/01/56	$216,648
50,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B	4.000	12/01/56	36,707
100,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Series 2021A-2	3.000	12/01/56	67,946
185,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Union South Bay, Series 2021A-2	4.000	07/01/56	149,857
160,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-1	3.000	06/01/47	112,705
585,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-2	3.125	06/01/57	347,875
600,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Senior Lien Series 2021A-1	3.000	12/01/49	421,302
2,645,000		Cypress Elementary School District, Orange County, California, General Obligation Bonds, Series 2009A - AGM Insured	0.000	05/01/34	2,027,901
6,205,000		Desert Community College District, Riverside County, California, General Obligation Bonds, Election of 2016 Series 2024	4.000	08/01/51	5,773,501
2,440,000		Eureka Unified School District, Humboldt County, California, General Obligation Bonds, Series 2002 - AGM Insured	0.000	08/01/27	2,351,755
2,275,000		Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 4, Series 2007A - NPFG Insured	0.000	10/01/28	2,121,951
1,000,000		Fresno, California, Airport Revenue Bonds, Series 2023A - BAM Insured, (AMT)	5.000	07/01/53	1,000,393
6,080,000	(b)	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A - AMBAC Insured, (ETM)	0.000	06/01/28	5,758,209
1,265,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2	0.000	06/01/66	126,773
15,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2022A-1	5.000	06/01/51	14,702
1,495,000		Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007 - FGIC Insured	0.000	08/01/33	1,170,100
4,055,000		Kern Community College District, California, General Obligation Bonds, Series 2003A - FGIC Insured	0.000	03/01/28	3,837,431
645,000		Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A	5.500	11/15/37	726,155
1,000,000		Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A	5.000	06/01/39	1,002,788
3,000,000		Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Green Senior Lien Series 2019A	5.000	07/01/44	3,114,764
1,860,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding & Subordinate Series 2022C, (AMT)	4.000	05/15/40	1,822,798
1,525,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2022A, (AMT)	5.000	05/15/45	1,560,755
3,000,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017C	5.000	07/01/47	3,020,461

See Notes To Financial Statements	43

Portfolio of Investments March 31, 2026 (continued)
NXP

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CALIFORNIA (continued)
$2,000,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2020B	5.000%	07/01/40	$2,090,113
285,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2025A - BAM Insured	5.000	07/01/53	293,071
2,900,000		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A	4.000	07/01/47	2,651,557
1,000,000		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018B	5.000	07/01/38	1,027,919
125,000		Los Angeles Housing Authority, California, Multifamily Housing Revenue Bonds, Clarendon Apartments, Senior Series 2024A	4.400	12/01/54	112,616
215,000		Los Angeles Housing Authority, California, Multifamily Housing Revenue Bonds, Clarendon Apartments, Senior Series 2024A	4.500	12/01/59	194,906
1,000,000		Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2015A	4.000	08/01/45	961,326
3,480,000		Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A	6.250	08/01/43	3,535,711
450,000		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C	6.500	11/01/39	533,874
2,790,000		Natomas Unified School District, Sacramento County, California, General Obligation Bonds, Election of 2018, Series 2020A - AGM Insured	4.000	08/01/49	2,556,060
1,000,000		Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series 2009	7.000	03/01/34	1,003,662
11,985,000		Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2002, Series 2007C - AGM Insured	0.000	08/01/32	9,782,362
1,195,000		Palmdale School District, Los Angeles County, California, General Obligation Bonds, Series 2003 - AGM Insured	0.000	08/01/28	1,121,249
7,575,000		Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A	0.000	08/01/34	4,898,249
8,790,000		Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999 - AMBAC Insured	0.000	08/01/29	7,900,006
12,240,000	(b)	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006 - FGIC Insured, (ETM)	0.000	10/01/34	9,246,003
1,500,000		Placer Union High School District, Placer County, California, General Obligation Bonds, Series 2004C - AGM Insured	0.000	08/01/32	1,231,214
8,000,000		Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A	0.000	08/01/32	6,555,774
8,000,000		Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A	0.000	08/01/33	6,309,868
3,940,000		Rancho Mirage Redevelopment Agency, California, Tax Allocation Bonds, Combined Whitewater and 1984 Project Areas, Series 2003A - NPFG Insured	0.000	04/01/35	2,910,730
180,000		River Islands Public Financing Authority, California, Special Tax Bonds, Community Facilities District 2003-1 Improvement Area 1, Refunding Series 2022A-1 - AGM Insured	5.250	09/01/52	187,355
2,050,000		Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2020A	5.000	12/01/50	2,121,610
1,000,000		San Benito High School District, San Benito and Santa Clara Counties, California, General Obligation Bonds, 2016 Election Series 2017	5.250	08/01/46	1,015,288
8,075,000		San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B	0.000	08/01/44	3,558,187
3,570,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, International Senior Series 2023B, (AMT)	5.000	07/01/48	3,615,199

44	See Notes To Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CALIFORNIA (continued)
$305,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, International Senior Series 2023B, (AMT)	5.000%	07/01/53	$306,779
1,000,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2021B, (AMT)	5.000	07/01/46	1,018,118
1,400,000		San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2023C, (AMT)	5.500	05/01/40	1,537,853
60,000		San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014	5.000	08/01/39	60,144
90,000		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Refunding Senior Lien Toll Road Revenue Bonds, Series 2021A	4.000	01/15/50	80,944
115,000		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B	5.250	01/15/44	115,056
1,070,000	(c)	San Joaquin Valley Clean Energy Authority, California, Clean Energy Project Revenue Bonds, Green Series 2025A, (Mandatory Put 7/01/35)	5.500	01/01/56	1,166,109
2,110,000		Sierra Sands Unified School District, Kern County, California, General Obligation Bonds, Election of 2006, Series 2006A - FGIC Insured	0.000	11/01/28	1,949,135
5,000		Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011	7.000	10/01/26	5,017
6,025,000		Simi Valley Unified School District, Ventura County, California, General Obligation Bonds, Election of 2004 Series 2007C	0.000	08/01/30	5,350,846
1,285,000		Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community Facility District 99-02, Series 2018A	5.000	09/01/28	1,325,369
60,000		Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series 2020A	5.000	10/01/45	60,289
2,000,000		West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011 - AGM Insured	7.400	08/01/38	2,317,119
1,150,000		Woodside Elementary School District, San Mateo County, California, General Obligation Bonds, Election of 2005, Series 2007 - AMBAC Insured	0.000	10/01/30	1,020,502

		TOTAL CALIFORNIA			175,051,005

		COLORADO - 6.4%
3,750,000		Arkansas River Power Authority, Colorado, Power Supply System Revenue Bonds, Refunding Series 2018A	5.000	10/01/43	3,792,909
5,625,000		Colorado Bridge and Tunnel Enterprise, Colorado, Senior Infrastructure Revenue Bonds, Series 2024A - AGM Insured	5.250	12/01/49	5,917,497
150,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1	4.000	08/01/44	136,520
6,600,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2	5.000	08/01/44	6,706,410
1,220,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Living Communities & Services, Series 2025A	5.125	12/01/45	1,244,653
5,000,000		Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise Revenue Bonds, Series 2017B	5.000	12/01/47	5,029,347
2,475,000		Colorado State, Certificates of Participation, Rural Series 2020A	4.000	12/15/37	2,510,155
480,000		Crowfoot Valley Ranch Metropolitan District No. 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2024A - BAM Insured	5.000	12/01/44	496,809
2,275,000		Denver City and County, Colorado, Airport System Revenue Bonds, Series 2022D, (AMT)	5.750	11/15/45	2,447,509
4,400,000		Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018B	5.000	12/01/43	4,517,683

See Notes To Financial Statements	45

Portfolio of Investments March 31, 2026 (continued)
NXP

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COLORADO (continued)
$8,350,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B - NPFG Insured	0.000%	09/01/29	$7,596,841
1,295,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B - NPFG Insured	0.000	09/01/32	1,061,251
4,475,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B - NPFG Insured	0.000	09/01/33	3,523,280
12,500,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A - NPFG Insured	0.000	09/01/38	6,727,194
5,000,000		Windy Gap Firming Project Water Activity Enterprise, Colorado, Senior Revenue Bonds, Series 2021	5.000	07/15/51	5,099,902

		TOTAL COLORADO			56,807,960

		CONNECTICUT - 1.4%
2,500,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2022U	4.000	07/01/52	2,229,198
4,150,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2026A	5.500	07/01/55	4,439,869
5,390,000		Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2021A	4.000	05/01/40	5,387,299

		TOTAL CONNECTICUT			12,056,366

		DISTRICT OF COLUMBIA - 1.4%
1,500,000	(b)	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, (Pre-refunded 10/01/26) - AGC Insured	6.500	10/01/41	1,529,157
2,000,000		Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B	6.500	10/01/44	2,113,956
5,000,000		Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2023A, (AMT)	5.250	10/01/53	5,118,149
2,450,000		Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2024A, (AMT)	5.250	10/01/49	2,519,968
1,070,000		Washington Metropolitan Area Transit Authority, Dedicated Revenue Bonds, Green Series 2021A	4.000	07/15/46	991,780

		TOTAL DISTRICT OF COLUMBIA			12,273,010

		FLORIDA - 2.1%
1,700,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.250	07/01/53	1,651,363
3,000,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.500	07/01/53	2,235,000
3,870,000	(a),(c)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Series 2025B, (AMT), (Mandatory Put 6/15/26)	1.000	07/01/57	2,670,300
2,000,000		Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Priority Subordinated Series 2017A, (AMT)	5.000	10/01/42	2,017,069
1,545,000		Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Priority Subordinated Series 2017A, (AMT)	5.000	10/01/47	1,545,719
1,565,000		Hillsborough County Industrial Development Authority, Florida, Health System Revenue Bonds, BayCare Health System Series 2024C	5.250	11/15/49	1,635,464
1,000,000		Hillsborough County Industrial Development Authority, Florida, Health System Revenue Bonds, BayCare Health System Series 2024C	4.125	11/15/51	892,607
5,000,000		Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, (AMT)	5.000	10/01/49	4,998,311
1,090,000		Orange County Health Facilities Authority, Florida, Revenue Bonds, Presbyterian Retirement Communities Project, Series 2024	5.000	08/01/54	1,045,202

		TOTAL FLORIDA			18,691,035

46	See Notes To Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		GEORGIA - 1.0%
$3,665,000		Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of Atlanta, Inc. Project, Series 2019A	4.000%	07/01/49	$3,289,411
3,775,000	(c)	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2023D, (Mandatory Put 12/01/30)	5.000	05/01/54	3,966,296
1,250,000		Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Series 2024A	5.250	01/01/49	1,287,402

		TOTAL GEORGIA			8,543,109

		GUAM - 0.3%
1,015,000		Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016	5.000	07/01/36	1,017,895
1,460,000		Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016	5.000	01/01/46	1,460,939

		TOTAL GUAM			2,478,834

		IDAHO - 1.4%
1,600,000		Boise State University, Idaho, General Revenue Bonds, Series 2023A	5.000	04/01/48	1,639,846
1,400,000		College of Western Idaho, Annual Appropriation Certificates of Participation, Series 2025	5.250	08/01/50	1,454,494
1,220,000		Idaho Housing & Finance Association, Idaho, Sales Tax Revenue Bonds, Transportation Expansion & Congestion Mitigation Fund, Series 2023A	5.250	08/15/48	1,284,160
2,000,000	(a)	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, The College of Idaho Project, Series 2023	5.625	11/01/43	2,016,268
6,000,000	(a)	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, The College of Idaho Project, Series 2023	5.875	11/01/53	5,905,319

		TOTAL IDAHO			12,300,087

		ILLINOIS - 7.8%
3,900,000		Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A - FGIC Insured	0.000	12/01/28	3,531,224
55,000		Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1 - FGIC Insured	0.000	12/01/28	49,799
1,885,000		Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Refunding Project Second Lien Series 2026A	5.250	12/01/51	1,959,269
5,500,000		Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2024A	5.500	01/01/53	5,716,626
1,500,000		Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Senior Lien Series 2023C	5.000	01/01/40	1,567,642
6,780,000		Chicago, Illinois, Water Revenue Bonds, Second Lien Series 2023A - AGM Insured	5.250	11/01/48	7,025,017
1,190,000		Chicago, Illinois, Water Revenue Bonds, Second Lien Series 2023A - AGM Insured	5.250	11/01/53	1,220,295
10,000,000	(d)	Illinois Housing Development Authority, Revenue Bonds, Social Series 2024I, (UB)	4.625	04/01/50	9,783,872
2,500,000		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2021A	4.000	01/01/46	2,307,752
1,720,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	12/15/29	1,521,506
45,000	(b)	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, (ETM)	0.000	06/15/30	39,438
765,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A	0.000	06/15/30	663,729
2,500,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	12/15/30	2,128,608
17,195,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	12/15/31	14,069,295
1,350,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	06/15/35	943,904

See Notes To Financial Statements	47

Portfolio of Investments March 31, 2026 (continued)
NXP

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ILLINOIS (continued)
$15,000,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000%	12/15/36	$9,697,262
2,000,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	06/15/37	1,257,148
9,370,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	06/15/39	5,297,558

		TOTAL ILLINOIS			68,779,944

		INDIANA - 0.8%
1,600,000	(b)	Indiana Bond Bank, Special Program Bonds, Carmel Junior Waterworks Project, Series 2008B - AGM Insured, (ETM)	0.000	06/01/30	1,409,731
5,060,000		Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2020A	4.000	07/01/45	4,475,439
500,000		Northern Indiana Commuter Transportation District, Indiana, Limited Obligation Revenue Bonds, Series 2024	5.250	01/01/49	524,439
1,000,000		Zionsville Community Schools Building Corporation, Boone County, Indiana, First Mortgage Bonds, Series 2005Z - AGM Insured	0.000	07/15/28	929,879

		TOTAL INDIANA			7,339,488

		IOWA - 0.1%
1,165,000	(b),(c)	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, (Pre-refunded 12/01/32), (Mandatory Put 12/01/42)	5.000	12/01/50	1,313,008

		TOTAL IOWA			1,313,008

		KANSAS - 0.6%
4,750,000	(e)	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, University of Kansas Health System, Series 2026A	5.500	03/01/54	5,017,734

		TOTAL KANSAS			5,017,734

		KENTUCKY - 0.1%
805,000		Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation First Tier Series 2013C	6.750	07/01/43	899,882

		TOTAL KENTUCKY			899,882

		LOUISIANA - 0.7%
1,870,000		Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Bonds, Series 2017B - AGM Insured	5.000	12/01/42	1,897,349
500,000		Louisiana Publics Facilities Authority, Louisiana, Revenue Bonds, I-10 Calcasieu River Bridge Public-Private Partnership Project, Senior Lien Series 2024, (AMT)	5.500	09/01/54	506,465
2,000,000		Louisiana Stadium and Exposition District, Revenue Bonds, Senior Series 2023A	5.250	07/01/53	2,058,616
2,000,000		New Orleans, Louisiana, General Obligation Bonds, Public Improvement Series 2024A	5.000	12/01/53	2,009,703

		TOTAL LOUISIANA			6,472,133

		MASSACHUSETTS - 3.9%
3,000,000		Lowell, Massachusetts, Collegiate Charter School Revenue Bonds, Series 2019	5.000	06/15/49	2,841,422
10,000,000		Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2016BB-1	4.000	10/01/46	9,558,502
2,230,000		Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2016BB-1	5.000	10/01/46	2,236,958
6,500,000		Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute Issue, Series 2016N	5.000	12/01/46	6,520,400
920,000		Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Inc., Refunding Series 2019	5.000	10/01/49	901,951
600,000		Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017L	3.625	07/01/37	551,990

48	See Notes To Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MASSACHUSETTS (continued)
$3,000,000		Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015B	4.000%	05/01/45	$2,840,153
2,415,000		Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated Bridge Programs, Series 2017A	5.000	06/01/47	2,441,650
5,000,000		Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Sustainability Green Series 2022A	5.000	06/01/50	5,133,001
1,000,000		Newburyport, Massachusetts, General Obligation Bonds, Municipal Purpose Loan, Refunding Series 2013	4.000	01/15/30	1,001,244
480,000		University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2014-1	5.000	11/01/39	480,653

		TOTAL MASSACHUSETTS			34,507,924

		MICHIGAN - 1.7%
5,000,000		Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Refunding Series 2024A	5.000	07/01/54	5,063,771
5,000,000		Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2019A	5.000	07/01/48	5,070,212
4,000,000		Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2016-I	5.000	04/15/35	4,040,317
1,000,000		Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2023B - AGM Insured, (AMT)	5.500	12/01/48	1,048,962

		TOTAL MICHIGAN			15,223,262

		MINNESOTA - 0.7%
1,340,000		Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, HealthPartners Obligated Group, Series 2024	5.250	01/01/47	1,398,819
1,000,000		Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2024	4.000	05/01/50	873,745
3,850,000		Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Series 2016A	6.000	09/01/51	3,854,463

		TOTAL MINNESOTA			6,127,027

		MISSOURI - 2.7%
5,000,000		Jackson County, Missouri, Special Obligation Bonds, Series 2023A	5.250	12/01/47	5,225,386
7,000,000		Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B, (AMT)	5.000	03/01/54	6,889,148
5,000,000		Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Improvement Series 2004B-1 - AMBAC Insured	0.000	04/15/30	4,398,080
780,000	(a)	Missouri Development Finance Board, Tax Increment and Special District Revenue Bonds, Lakeport Village Project, Series 2025A	6.000	06/15/40	777,855
1,700,000		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mosaic Health System, Series 2019A	4.000	02/15/54	1,424,442
5,560,000		Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village Saint Louis Obligated Group, Series 2017	5.000	09/01/48	5,444,033

		TOTAL MISSOURI			24,158,944

		NEBRASKA - 1.6%
3,550,000	(c)	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Refunding Series 2023A-1, (Mandatory Put 11/01/29)	5.000	05/01/54	3,755,942
3,000,000		Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children’s Hospital Obligated Group, Series 2017	5.000	11/15/47	3,009,794
285,000		Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015	4.125	11/01/36	284,789
1,465,000		Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015	5.000	11/01/45	1,465,499

See Notes To Financial Statements	49

Portfolio of Investments March 31, 2026 (continued)
NXP

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEBRASKA (continued)
$1,000,000		Douglas County, Nebraska, Educational Facilities Revenue Bonds, Creighton University Projects, Refunding Series 2017	5.000%	07/01/47	$1,003,579
250,000		Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Series 2018	5.000	07/01/26	250,181
305,000		Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Series 2018	5.000	07/01/27	305,164
3,750,000		Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Refunding Series 2026A	5.000	02/01/49	3,920,108

		TOTAL NEBRASKA			13,995,056

		NEVADA - 0.2%
1,710,000		Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series 2017A	5.000	09/01/37	1,725,976
325,000		Las Vegas Special Improvement District 819, Nevada, Local Improvement Bonds, Summerlin Village 30A Series 2025	5.000	06/01/40	328,695

		TOTAL NEVADA			2,054,671

		NEW JERSEY - 4.0%
940,000		New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013 - AGM Insured, (AMT)	5.125	01/01/39	954,929
2,000,000	(b)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, (Pre-refunded 12/15/26)	5.500	06/15/31	2,043,381
305,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A - AGM Insured	5.000	07/01/28	310,685
260,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A - AGM Insured	5.000	07/01/29	264,836
4,900,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C - AMBAC Insured	0.000	12/15/28	4,516,888
35,000,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C - AGM Insured	0.000	12/15/34	25,795,504
1,900,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A	5.000	06/01/46	1,850,425

		TOTAL NEW JERSEY			35,736,648

		NEW MEXICO - 0.4%
1,000,000		Farmington Municipal School District 5, San Juan County, New Mexico, General Obligation Bonds, School Building Series 2015	5.000	09/01/28	1,001,694
1,150,000	(c)	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, Mountain View II & III Apartments Project, Series 2023, (Mandatory Put 9/01/26)	2.920	02/01/42	1,150,012
1,035,000		University of New Mexico, Revenue Bonds, Refunding & Improvement Subordinate Lien Series 2016A	4.500	06/01/36	1,036,150

		TOTAL NEW MEXICO			3,187,856

		NEW YORK - 8.2%
240,000		Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A	7.500	12/01/40	239,994
200,000		Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds, Refunding Series 2015A	5.000	07/01/29	200,442
30,000		Build New York City Resource Corporation, New York, Revenue Bonds, Classical Charter Schools Series 2023A	4.500	06/15/43	27,369
35,000		Build New York City Resource Corporation, New York, Revenue Bonds, Classical Charter Schools Series 2023A	4.750	06/15/58	29,750
35,000		Build New York City Resource Corporation, New York, Revenue Bonds, KIPP New York City Public School Facilities, Canal West Project, Series 2022	5.250	07/01/52	34,952

50	See Notes To Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW YORK (continued)
$100,000		Build New York City Resource Corporation, New York, Revenue Bonds, KIPP New York City Public School Facilities, Canal West Project, Series 2022	5.250%	07/01/62	$98,064
150,000	(a)	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, (AMT)	5.000	01/01/35	150,205
100,000	(a)	Build NYC Resource Corporation Revenue Bonds, New York, East Harlem Scholars Academy Charter School Project, Series 2022 (Social Bonds)	5.750	06/01/62	94,197
225,000		Build NYC Resource Corporation, New York, Airport Facilities Revenue Bonds. TrIPs Obligated Group, Senior Series 2025, (AMT)	5.500	07/01/50	231,934
100,000	(a)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1	5.000	06/01/40	94,702
115,000	(a)	Build NYC Resource Corporation, New York, Revenue Bonds, Richmond Preparatory Charter School Project, Social Impact Project Series 2021A	5.000	06/01/56	87,634
140,000	(a)	Dormitory Authority of the State of New York, General Revenue Bonds, American Musical and Dramatic Academy Inc., Series 2023A	7.250	07/01/53	141,975
890,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2022A	4.000	05/01/45	807,660
760,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2022A	4.250	05/01/52	672,335
670,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2024A	5.250	05/01/54	681,986
165,000		Dormitory Authority of the State of New York, General Revenue Bonds, Yeshiva University, Series 2022A	5.000	07/15/42	165,998
130,000		Dormitory Authority of the State of New York, General Revenue Bonds, Yeshiva University, Series 2022A	5.000	07/15/50	124,573
1,000,000		Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007 - FGIC Insured	5.250	07/01/34	1,054,644
80,000		Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006	5.000	11/01/31	81,201
605,000		Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A	5.000	07/01/40	605,399
1,100,000		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2018A	5.000	08/01/34	1,121,935
275,000		Dormitory Authority of the State of New York, Revenue Bonds, Mount Sinai Health Obligated Group, Series 2025	5.250	07/01/50	272,844
365,000		Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2016A	5.000	07/01/41	367,033
1,185,000		Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A	5.000	07/01/35	1,190,913
1,000,000		Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals Obligated Group, Series 2020A	4.000	07/01/50	880,402
300,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015	5.000	12/01/40	282,576
200,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017	5.000	12/01/32	195,660
100,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017	5.000	12/01/35	95,020
150,000		Dormitory Authority of the State of New York, Revenue Bonds, Roswell Park Cancer Institute Obligated Group, Series 2025A	5.500	07/01/55	158,424
250,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A	5.500	12/01/36	236,489
20,000		Dormitory Authority of the State of New York, Revenue Bonds, White Plains Hospital, Series 2024	5.250	10/01/49	20,092

See Notes To Financial Statements	51

Portfolio of Investments March 31, 2026 (continued)
NXP

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW YORK (continued)
$2,660,000		Dormitory Authority of the State of New York, Revenue Bonds, White Plains Hospital, Series 2024	5.500%	10/01/54	$2,787,433
1,000,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Bidding Group 1 Through 5, Series 2020A	4.000	03/15/44	946,054
2,975,000		Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2017A Group C	5.000	03/15/41	3,016,298
1,000,000		Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A	5.000	03/15/40	1,031,072
1,115,000		Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2024B	5.000	03/15/49	1,156,346
500,000		Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B	4.000	07/01/41	464,626
435,000		Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A	5.000	06/01/38	397,780
115,000		Genesee County Funding Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2025A	5.250	12/01/50	115,883
130,000		Genesee County Funding Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2025A	5.500	12/01/55	132,640
215,000		Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C	5.625	01/01/55	191,762
110,000	(b)	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, (Pre-refunded 4/27/26)	5.000	09/01/38	110,063
250,000		Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Green Fiscal 2022 Series A	4.000	02/15/36	255,461
800,000		Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A	5.000	02/15/45	807,774
450,000		Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005	5.250	10/01/35	511,734
140,000		Long Island Power Authority, New York, Electric System General Revenue Bonds, Green Series 2023E	5.000	09/01/53	142,965
180,000		Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2016B	5.000	09/01/46	180,575
620,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1	5.250	11/15/56	620,257
195,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2017	5.000	12/01/46	189,457
420,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2020A	4.000	12/01/46	358,694
25,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s Community Project, Series 2019	5.000	01/01/40	24,258
1,000,000		Nassau County, New York, General Obligation Bonds, General Improvement Bonds Series 2019B - AGM Insured	5.000	04/01/44	1,043,016
1,000,000		Nassau County, New York, General Obligation Bonds, General Improvement Series 2021A - AGM Insured	4.000	04/01/51	898,565
1,000,000		New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Development Series 2025C-1	5.125	11/01/55	1,011,589
100,000	(a)	New York City Housing Development Corporation, New York, Multi-Family Mortgage Revenue Bonds, 8 Spruce Street, Class F Series 2024	5.250	12/15/31	102,653
180,000		New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Series 2020A - AGM Insured	4.000	03/01/45	167,655
1,000,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2023F-1	4.000	02/01/51	902,509
1,060,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2025D	4.250	05/01/54	980,127

52	See Notes To Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW YORK (continued)
$835,000		New York City, New York, General Obligation Bonds, Fiscal 2020 SeriesD-1	4.000%	03/01/50	$739,802
165,000		New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series Series 2016A-1	5.625	06/01/35	167,729
1,530,000		New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series Series 2016A-1	5.750	06/01/43	1,463,957
865,000	(a)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014	5.000	11/15/44	865,029
10,000		New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade Center Project, Refunding Green Series 2022A-CL2	3.500	09/15/52	7,648
3,500,000		New York State Dormitory Authority, Personal Income Tax Revenue Bonds, General Purpose Series 2025C	5.000	03/15/44	3,753,428
230,000		New York State Power Authority, General Revenue Bonds, Green Series 2024A	4.000	11/15/54	204,221
1,500,000		New York State Power Authority, General Revenue Bonds, Series 2020A	4.000	11/15/60	1,295,329
265,000		New York State Power Authority, Green Transmission Project Revenue Bonds, Green Series 2023A - AGM Insured	5.000	11/15/53	273,433
1,120,000		New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose Group 1, Series 2019A	4.000	03/15/48	1,011,205
10,000,000		New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020A	4.000	03/15/45	9,336,557
365,000		New York Transportation Development Corporation, New York, Facility Revenue Bonds, Thruway Service Areas Project, Series 2021, (AMT)	4.000	10/31/41	348,157
85,000		New York Transportation Development Corporation, New York, Facility Revenue Bonds, Thruway Service Areas Project, Series 2021, (AMT)	4.000	10/31/46	76,106
535,000		New York Transportation Development Corporation, New York, Facility Revenue Bonds, Thruway Service Areas Project, Series 2021, (AMT)	4.000	04/30/53	455,215
100,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.000	07/01/46	99,996
1,110,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.250	01/01/50	1,110,033
620,000		New York Transportation Development Corporation, New York, Special Facilities Revenue Bonds, Terminal 6 John F Kennedy International Airport Redevelopment Project, Senior Green Series 2024A, (AMT)	5.500	12/31/60	623,738
45,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, (AMT)	5.000	08/01/26	45,045
830,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, (AMT)	5.000	08/01/31	830,367
30,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020, (AMT)	5.375	08/01/36	30,968
5,000,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2024 - AGM Insured, (AMT)	5.250	06/30/60	5,026,133
105,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023, (AMT)	6.000	06/30/54	108,820

See Notes To Financial Statements	53

Portfolio of Investments March 31, 2026 (continued)
NXP

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW YORK (continued)
$465,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023, (AMT)	5.375%	06/30/60	$461,627
130,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C	5.000	12/01/35	138,464
265,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2022, (AMT)	5.000	12/01/35	281,548
700,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, (AMT)	5.000	01/01/28	720,932
300,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, (AMT)	5.000	01/01/31	307,351
300,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, (AMT)	6.000	04/01/35	329,136
150,000	(a)	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018A, (AMT)	4.750	11/01/42	132,165
1,500,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth Series 2017	5.000	11/15/47	1,520,193
2,500,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Thirty-Four Series 2022, (AMT)	5.250	08/01/47	2,607,515
1,475,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twenty-One Series 2020, (AMT)	4.000	07/15/55	1,257,930
1,095,000		Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2017A2	5.000	11/15/42	1,111,929
65,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Series 2021B-1	4.000	05/15/56	56,092
315,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Series 2022 A	4.000	05/15/51	273,033
685,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Senior Lien Bonds, Series 2022C	5.250	05/15/52	708,411
5,210,000		Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges & Tunnels, TBTA Capital Lockbox-City Sales Tax, Series 2024A-1	5.000	05/15/54	5,321,911
835,000		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016	5.000	11/01/46	766,937
25,000		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2023	6.250	11/01/52	25,713

		TOTAL NEW YORK			72,887,451

		NORTH CAROLINA - 0.1%
1,000,000		Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Series 2023B, (AMT)	5.000	07/01/48	1,015,722

		TOTAL NORTH CAROLINA			1,015,722

		OHIO - 0.4%
4,500,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2	5.000	06/01/55	3,633,750
250,000		Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, (Mandatory Put 9/15/21)	3.375	08/01/29	245,848

		TOTAL OHIO			3,879,598

54	See Notes To Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		OKLAHOMA - 0.7%
$1,230,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.000%	08/15/38	$1,241,046
5,000,000		Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series 2023	5.500	01/01/53	5,259,135

		TOTAL OKLAHOMA			6,500,181

		OREGON - 4.2%
500,000		Astoria Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Columbia Memorial Hospital Project, Series 2024	5.250	08/01/54	484,435
1,505,000		Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2017D	5.000	06/15/36	1,536,720
60,000		Clackamas Community College District, Oregon, General Obligation Bonds, Deferred Interest Series 2017A	5.000	06/15/40	61,008
500,000		Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds, Willamette View Project, Series 2017A	5.000	11/15/52	461,721
215,000	(b)	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Deferred Interest Series 2017A, (Pre-refunded 6/15/27)	0.000	06/15/41	110,634
1,785,000		Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Deferred Interest Series 2017A	0.000	06/15/41	900,848
2,130,000		Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Asante Health System, Refunding Series 2020A	5.000	08/15/50	2,140,164
670,000	(a)	Oregon Facilities Authority, Revenue Bonds, Metro East Web Academy Project, Series 2019A	5.000	06/15/39	660,565
3,440,000		Oregon Facilities Authority, Revenue Bonds, University of Portland Projects, Refunding Series 2025A	5.000	04/01/45	3,508,420
2,000,000		Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series 2016B	5.000	10/01/40	1,965,518
5,000,000		Oregon Health and Science University, Revenue Bonds, Green Series 2021A	4.000	07/01/44	4,778,504
3,000,000		Port of Portland, Oregon, International Airport Revenue Bonds, Green Series 2023-29, (AMT)	5.500	07/01/53	3,111,783
11,850,000	(d)	Port of Portland, Oregon, International Airport Revenue Bonds, Green Series 2023-29, (AMT), (UB)	5.500	07/01/53	12,291,542
2,500,000		Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Projects, Refunding Series 2016A	5.000	05/15/46	2,501,381
1,000,000		Washington Multnomah & Yamhill Counties School District 1J Hillsboro, Oregon, General Obligation Bonds, Series 2017	5.000	06/15/31	1,026,463
1,500,000		Yamhill County, Oregon, Revenue Bonds, George Fox University Project, Refunding Series 2021	4.000	12/01/36	1,516,467

		TOTAL OREGON			37,056,173

		PENNSYLVANIA - 4.0%
1,500,000		Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B	3.750	10/01/47	1,238,451
1,000,000		Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc. Obligated Group, Series 2020	5.000	11/15/45	1,011,920
4,000,000	(e)	Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of Pittsburgh Medical Center, Series 2026A	5.000	12/15/47	4,067,075
65,000	(b)	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of Higher Education, Series 2016AT-1, (Pre-refunded 6/15/26)	5.000	06/15/31	65,281
755,000	(b)	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of Higher Education, Series 2016AT-1, (ETM)	5.000	06/15/31	818,809
4,180,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of Higher Education, Series 2016AT-1	5.000	06/15/31	4,194,421
1,500,000	(d)	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2024B-1, (UB)	5.250	11/01/48	1,567,926

See Notes To Financial Statements	55

Portfolio of Investments March 31, 2026 (continued)
NXP

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		PENNSYLVANIA (continued)
$1,500,000	(d)	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2024B-2, (UB)	5.000%	11/01/54	$1,509,954
10,000,000	(d)	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2024-147A, (UB)	4.700	10/01/49	9,856,941
6,000,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2018A-2	5.000	12/01/48	6,087,548
5,000,000		Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2024C	5.250	09/01/54	5,213,235

		TOTAL PENNSYLVANIA			35,631,561

		PUERTO RICO - 1.7%
655,000	(a)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/47	643,526
2,550,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	4.750	07/01/53	2,378,034
2,393,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	5.000	07/01/58	2,278,435
4,000,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.329	07/01/40	3,946,596
6,174,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.784	07/01/58	5,709,413
463,872		Puerto Rico, General Obligation Bonds, Clawback Highway Transportation Authority Claims Taxable Series 2022	0.000	11/01/51	321,811
182,000		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/41	168,633

		TOTAL PUERTO RICO			15,446,448

		SOUTH CAROLINA - 0.4%
1,370,000		South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Bishop Gadsden Episcopal Retirement Community, Series 2019A	5.000	04/01/54	1,277,000
1,940,000		South Carolina State Ports Authority, Revenue Bonds, Series 2018, (AMT)	5.000	07/01/48	1,939,847

		TOTAL SOUTH CAROLINA			3,216,847

		TENNESSEE - 1.1%
4,695,000		Metropolitan Government of Nashville and Davidson County Sports Authority, Tennessee, Revenue Bonds, Stadium Project, Subordinate Senior Series 2023A - AGM Insured	5.250	07/01/56	4,835,778
5,000,000		Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Subordinate Series 2019B, (AMT)	5.000	07/01/49	5,023,888

		TOTAL TENNESSEE			9,859,666

		TEXAS - 7.9%
8,990,000		Garland Independent School District, Dallas County, Texas, General Obligation Bonds, School Building Series 2023A	5.000	02/15/48	9,257,404
480,000	(b)	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H - NPFG Insured, (ETM)	0.000	11/15/30	413,609
2,935,000	(b)	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H - NPFG Insured, (ETM)	0.000	11/15/30	2,529,048
1,405,000	(b)	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, (Pre-refunded 11/15/31) - NPFG Insured	0.000	11/15/32	1,099,332
465,000	(b)	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, (Pre-refunded 11/15/31) - NPFG Insured	0.000	11/15/36	284,387
2,045,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H - NPFG Insured	0.000	11/15/36	1,183,661
10,315,000	(b)	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, (Pre-refunded 11/15/31) - NPFG Insured	0.000	11/15/41	4,615,098
2,165,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H - NPFG Insured	0.000	11/15/41	890,191

56	See Notes To Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TEXAS (continued)
$3,045,000		Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A - NPFG Insured	0.000%	11/15/34	$2,000,085
8,110,000		Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A - NPFG Insured	0.000	11/15/38	4,066,593
2,690,000	(e)	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding First Lien Series 2026C	5.250	09/01/51	2,821,263
5,325,000		Irving Independent School District, Dallas County, Texas, General Obligation Bonds, School Building Series 2023	5.000	02/15/41	5,660,978
2,500,000		Klein Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2025	5.000	08/01/49	2,586,124
2,500,000		Klein Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2025	5.000	08/01/50	2,577,485
13,410,000		Lamar Consolidated Independent School District, Fort Bend County, Texas, General Obligation Bonds, Schoolhouse Series 2023A	5.000	02/15/53	13,683,114
5,220,000		Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2021A	5.000	05/15/46	5,339,200
120,000	(b)	Midland Independent School District, Midland County, Texas, General Obligation Bonds, School Building Series 2024, (Pre-refunded 2/15/28)	5.000	02/15/50	125,219
520,000	(b)	Midland Independent School District, Midland County, Texas, General Obligation Bonds, School Building Series 2024, (Pre-refunded 2/15/28)	5.000	02/15/50	542,615
860,000		Midland Independent School District, Midland County, Texas, General Obligation Bonds, School Building Series 2024	5.000	02/15/50	867,872
370,000	(a)	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, (AMT)	4.625	10/01/31	370,454
4,855,000		Northwest Independent School District, Denton, Tarrant and Wise Counties, Texas, General Obligation Bonds, School Building Series 2023	5.000	02/15/48	4,985,741
3,845,000		Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Cook Childrens Medical Center, Series 2025	5.250	12/01/49	4,020,536
200,000		Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2016A	4.000	11/15/42	200,309

		TOTAL TEXAS			70,120,318

		UTAH - 2.0%
1,000,000		Downtown Revitalization Public Infrastructure District, Utah, Sales Tax Revenue Bonds, SEG Redevelopment Project, Second Lien Series 2025B	5.250	06/01/45	1,078,136
2,095,000		Millard School District, Utah, Lease Revenue Bonds Local Building Authority Series 2024 - BAM Insured	5.000	05/15/49	2,144,321
5,000,000		Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2021A, (AMT)	5.000	07/01/46	5,085,926
9,000,000		Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2023A, (AMT)	5.250	07/01/48	9,306,059

		TOTAL UTAH			17,614,442

		VIRGIN ISLANDS - 0.4%
1,645,000		Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds, Series 2022A	5.000	10/01/39	1,673,883
1,850,000		Virgin Islands Hotel Development Financing Corporation, Hotel Revenue Bonds Frenchmana’s Reef Hotel Acquisition Project, Senior Lien Series 2025A-1	5.750	02/01/45	1,827,668

		TOTAL VIRGIN ISLANDS			3,501,551

See Notes To Financial Statements	57

Portfolio of Investments March 31, 2026 (continued)
NXP

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WASHINGTON - 4.2%
$5,000,000		Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, (AMT)	5.000%	04/01/44	$5,070,847
3,485,000		Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2021C, (AMT)	5.000	08/01/46	3,547,276
4,965,000		Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2025A	5.000	10/01/46	5,231,343
3,815,000		Snohomish County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2025A	5.250	12/01/48	4,067,855
1,285,000		Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-1 - BAM Insured	4.000	08/01/44	1,191,355
4,000,000		Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2012A	5.000	10/01/32	4,009,423
5,000,000		Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014D	5.000	10/01/38	5,004,805
8,390,000		Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Refunding Series 2021B	4.000	07/01/58	7,122,412
2,115,000		Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F - NPFG Insured	0.000	12/01/27	2,022,241

		TOTAL WASHINGTON			37,267,557

		WISCONSIN - 0.7%
985,000	(b)	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2016A, (Pre-refunded 5/15/26)	4.000	11/15/46	986,825
10,000	(b)	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2016A, (Pre-refunded 5/15/26)	4.000	11/15/46	10,019
1,005,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2016A	4.000	11/15/46	916,463
3,855,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2016	5.000	12/01/41	3,874,996

		TOTAL WISCONSIN			5,788,303

		TOTAL MUNICIPAL BONDS (Cost $862,406,661)			885,468,543

		TOTAL LONG-TERM INVESTMENTS (Cost $862,406,661)			885,468,543

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 3.0%

		MUNICIPAL BONDS - 3.0%
		ALABAMA - 0.2%
2,200,000	(a),(f)	Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds, Tender Option Bond Trust Series 2022-XM1080	3.350	02/01/28	2,200,000

		TOTAL ALABAMA			2,200,000

		MINNESOTA - 1.2%
7,500,000	(f)	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2018A	2.900	11/15/48	7,500,000
2,000,000	(f)	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2025C	2.300	11/15/64	2,000,000
1,000,000	(f)	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2025D	2.300	11/15/64	1,000,000

		TOTAL MINNESOTA			10,500,000

58	See Notes To Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WASHINGTON - 1.6%
$14,400,000	(f)	Port of Tacoma, Washington, Revenue Bonds, Subordinate Lien Series 2008B	2.500%	12/01/44	$14,400,000

		TOTAL WASHINGTON			14,400,000

		TOTAL MUNICIPAL BONDS (Cost $27,100,000)			27,100,000

		TOTAL SHORT-TERM INVESTMENTS (Cost $27,100,000)			27,100,000

		TOTAL INVESTMENTS - 102.8% (Cost $889,506,661)			912,568,543

		FLOATING RATE OBLIGATIONS - (3.1)%			(27,880,000)

		OTHER ASSETS & LIABILITIES, NET - 0.3%			2,639,130

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$ 887,327,673

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the fiscal period, the aggregate value of these securities is $29,420,892 or 3.2% of Total Investments.

(b)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(c)
Floating or variable rate security includes the reference rate and spread, when applicable. For mortgage-backed or asset-backed securities the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

(d)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(e)	When-issued or delayed delivery security.
(f)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

See Notes To Financial Statements	59

Statement of Assets and Liabilities

March 31, 2026	NIM	NXP
ASSETS
Long-term investments, at value †	$120,496,651	$885,468,543
Short-term investments, at value à	–	27,100,000
Cash	205,591	5,878,060
Receivables:
Interest	1,406,722	9,567,776
Investments sold	410,000	782,604
Shares sold	–	761,854
Sale of Vistra Vision interest # (1)	1,148,662	1,686,884
Deferred offering costs	–	147,607
Other	7,660	128,360
Total assets	123,675,286	931,521,688
LIABILITIES
Floating rate obligations	–	27,880,000
Payables:
Management fees	48,019	136,727
Dividends	355,454	3,196,274
Interest	68	314,294
Investments purchased - when-issued/delayed-delivery settlement	246,885	11,877,900
Vistra Vision sale transactions costs (1)	26,393	38,760
Accrued expenses:
Custodian fees	66,043	114,697
Investor relations fees	2,176	10,988
Trustees fees	3,624	117,971
Professional fees	29,377	48,624
Shareholder reporting expenses	7,666	33,151
Shareholder servicing agent fees	401	5,260
Other	4,757	419,369
Total liabilities	790,863	44,194,015
Commitments and contingencies (2)
Net assets applicable to common shares	$122,884,423	$887,327,673

Common shares outstanding	12,446,597	62,560,811
Net asset value (“NAV”) per common share outstanding	$9.87	$14.18
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$124,466	$625,608
Paid-in capital	123,856,804	889,161,492
Total distributable earnings (loss)	(1,096,847)	(2,459,427)
Net assets applicable to common shares	$122,884,423	$887,327,673
Authorized shares:
Common	Unlimited	Unlimited

† Long-term investments, cost	$122,798,819	$862,406,661

à Short-term investments, cost	$—	$27,100,000

# Net of discount of	$51,036	$74,951

(1)	Refer to Note 4 of the Notes to Financial Statements for more information.
(2)	As disclosed in Notes to Financial Statements.

See Notes to Financial Statements 60

Statement of Operations

Year Ended March 31, 2026	NIM	NXP

INVESTMENT INCOME
Interest	$4,946,575	$37,131,479
Total investment income	4,946,575	37,131,479

EXPENSES
Management fees	562,160	1,403,744
Shareholder servicing agent fees	2,041	18,685
Interest expense	2,626	881,082
Trustees fees	5,996	38,282
Custodian expenses, net	49,327	69,948
Investor relations expenses	7,464	36,875
Merger expenses	–	15,000
Professional fees	46,266	65,039
Shareholder reporting expenses	19,410	67,310
Stock exchange listing fees	7,712	23,755
Other	13,428	39,730

Total expenses	716,430	2,659,450

Net investment income (loss)	4,230,145	34,472,029

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments	117,633	(4,904,642)
Net realized gain (loss)	117,633	(4,904,642)

Change in unrealized appreciation (depreciation) on:
Investments	398,816	(397,923)
Net change in unrealized appreciation (depreciation)	398,816	(397,923)

Net realized and unrealized gain (loss)	516,449	(5,302,565)

Net increase (decrease) in net assets applicable to common shares from operations	$4,746,594	$29,169,464

See Notes to Financial Statements 61

Statement of Changes in Net Assets

	NIM		NXP
	Year Ended 3/31/26	Year Ended 3/31/25	Year Ended 3/31/26	Year Ended 3/31/25
OPERATIONS
Net investment income (loss)	$4,230,145	$4,092,787	$34,472,029	$31,018,944
Net realized gain (loss)	117,633	940,925	(4,904,642)	1,955,801
Net change in unrealized appreciation (depreciation)	398,816	(3,164,715)	(397,923)	(23,430,750)

Net increase (decrease) in net assets applicable to common shares from operations	4,746,594	1,868,997	29,169,464	9,543,995

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(4,238,066)	(4,503,180)	(34,454,865)	(30,331,466)

Total distributions	(4,238,066)	(4,503,180)	(34,454,865)	(30,331,466)

CAPITAL SHARE TRANSACTIONS

Common shares:

Fund Reorganization	–	–	136,060,750	—
Proceeds from shelf offering, net of offering costs	–	–	32,019,742	42,058,342
Reinvestments of distributions	–	–	230,340	703,222

Net increase (decrease) applicable to common shares from capital share transactions	–	–	168,310,832	42,761,564
Net increase (decrease) in net assets applicable to common shares	508,528	(2,634,183)	163,025,431	21,974,093
Net assets applicable to common shares at the beginning of period	122,375,895	125,010,078	724,302,242	702,328,149

Net assets applicable to common shares at the end of period	$122,884,423	$122,375,895	$887,327,673	$724,302,242

See Notes to Financial Statements 62

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Financial Highlights
The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Total	Discount Per Share Repurchased and Retired	Net Asset Value, End of Period	Share Price, End of Period
NIM
3/31/26	$9.83	$0.34	$0.04	$0.38	$(0.34)	$–	$(0.34)	$–	$9.87	$9.45
3/31/25	10.04	0.33	(0.18)	0.15	(0.33)	(0.03)	(0.36)	–	9.83	9.32
3/31/24	10.00	0.31	0.04	0.35	(0.31)	–	(0.31)	–	10.04	8.99
3/31/23	10.26	0.28	(0.27)	0.01	(0.27)	–	(0.27)	–	10.00	9.23
3/31/22	10.77	0.27	(0.51)	(0.24)	(0.27)	–	(0.27)	–	10.26	9.58
NXP
3/31/26	14.24	0.64	(0.07)	0.57	(0.63)	–	(0.63)	–	14.18	14.35
3/31/25	14.65	0.63	(0.42)	0.21	(0.62)	–	(0.62)	–	14.24	14.37
3/31/24	14.57	0.60	0.06	0.66	(0.58)	–	(0.58)	– (d)	14.65	14.44
3/31/23	15.13	0.51	(0.51)	–	(0.56)	–	(0.56)	–	14.57	14.31
3/31/22	16.34	0.43	(1.09)	(0.66)	(0.55)	–	(0.55)	–	15.13	14.43

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

64

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value (b)	Based on Share Price (b)	Net Assets, End of Period (000)	Expenses (c)	Net Investment Income (Loss) (c)	Portfolio Turnover Rate

3.92%	5.16%	$122,884	0.58%	3.44%	17%
1.51	7.88	122,376	0.60	3.32	20
3.61	0.85	125,010	0.58	3.13	23
0.17	(0.79)	124,512	0.57	2.84	21
(2.31)	(7.98)	127,668	0.56	2.54	13

4.12	4.43	887,328	0.35	4.52	22
1.41	3.84	724,302	0.27	4.35	21
4.70	5.11	702,328	0.23	4.21	26
0.07	3.19	682,056	0.24	3.53	22
(4.24)	(14.16)	708,249	0.29	3.26	13

(c)
• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
	NIM	NXP
3/31/26	–% (d)	0.12%
3/31/25	0.01	0.04
3/31/24	–	–
3/31/23	–	–
3/31/22	–	–

(d)	Value rounded to zero.

See Notes to Financial Statements 65

Notes to Financial Statements

1.	General Information
Fund Information:
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Select Maturities Municipal Fund (NIM)

•	Nuveen Select Tax-Free Income Portfolio (NXP)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as closed-end
management investment companies. NIM and NXP were organized as Massachusetts business trusts on July 23, 1992 and January 29, 1992, respectively.
Current Fiscal Period
: The end of the reporting period for the Funds is March 31, 2026, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2026 (the “current fiscal period”).
Investment Adviser and
Sub-Adviser:
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory
agreements with Nuveen Asset Management, LLC (the
“Sub-Adviser”),
a subsidiary of the Adviser, under which the
Sub-Adviser
manages the investment portfolio of the Funds.
NXP – Fund reorganization:
Effective before market open on January 12, 2026 Nuveen California Select
Tax-Free
Income Portfolio (NXC) and Nuveen New York Select
Tax-Free
Income Portfolio (NXN) (the “Target Funds”) were reorganized into NXP (the “Acquiring Fund”) (the “Reorganization”). With respect to the Reorganization of the Target Funds with and into the Acquiring Fund, the separate legal existence of the Target Funds ceased for all purposes and the Acquiring Fund succeeded to all the assets and assumed all the liabilities of the Target Funds. Shares of the Target Funds were converted into newly issued shares of the Acquiring Fund. Holders of common shares of the Target Funds received newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of the Target Funds held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). For accounting and performance reporting purposes, the Acquiring Fund is the survivor.

2.	Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation:
The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Custodian Fee Credit:
As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current fiscal period, the custodian fee credit earned by each Fund was as follows:

Fund	Gross Custodian Fee Credits
NIM	$ —

NXP	—
Distributions to Common Shareholders:
Distributions to common shareholders are recorded on the
ex-dividend
date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
The Funds’ distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of their common shares (stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode.
Indemnifications:
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income:
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income. Interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind
(“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend
date.
Netting Agreements:
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.
The Funds’ investments subject to netting agreements as of the end of the current fiscal period, if any, are further described later in these Notes to Financial Statements.
Segment Reporting:
Each Fund represents a single operating segment. The officers of the Funds act as the chief operating decision maker (“CODM”), as defined in U.S. GAAP. The CODM monitors the operating results of each Fund as a whole and is responsible for each Fund’s long-term strategic asset allocation in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Statement of Assets and Liabilities as “total assets” and significant segment revenues and expenses are listed on the Statement of Operations.
New Accounting Pronouncement (ASU No.
 2023-09)
: In December 2023, the FASB issued Accounting Standard Update (“ASU”)
No. 2023-09,
Income Taxes (Topic 740) Improvements to Income tax disclosures (“ASU
2023-09”).
The primary purpose of the amendments within ASU
2023-09
is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU
2023-09
are effective for annual periods beginning after December 15, 2024. During the current fiscal period, the Funds adopted the new guidance. See Note 7 for more income tax information.
New Accounting Pronouncement (ASU No.
 2025-11)
: In December 2025, the FASB issued ASU
No. 2025-11,
Interim Reporting (Topic 270) Narrow Scope Improvements (“ASU
2025-11”).
The amendments in ASU
2025-11
provide a comprehensive list of interim disclosures that are required by U.S. GAAP. ASU
2025-11
also includes a disclosure principle that requires entities to disclose events since the end of the last annual reporting period that have a material impact on the entity. The amendments in ASU
2025-11
are effective for interim reporting periods within annual reporting periods beginning after December 15, 2027. Early adoption is permitted for all entities. Management is currently evaluating the implications of these changes on the financial statements.

3.	Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Notes to Financial Statements
(continued)

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the current fiscal period, based on the inputs used to value them:

NIM	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Mortgage-Backed Securities	$–	$767,330	$–	$767,330
Municipal Bonds	–	119,729,321	–	119,729,321
Total	$–	$120,496,651	$–	$120,496,651

NXP	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$–	$885,468,543	$–	$885,468,543
Short-Term Investments:
Municipal Bonds	–	27,100,000	–	27,100,000
Total	$–	$912,568,543	$–	$912,568,543
The Funds hold liabilities in floating rate obligations, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described later in these Notes to Financial Statements. The Funds, where applicable, have a receivable for the sale of their interest in Vistra Vision, which is not reflected in the tables above. The carrying value of this receivable approximates fair value. The “Receivable for sale of Vistra Vision interest” is generally classified as Level 2 and further described in these Notes to Financial Statements.
4. Portfolio Securities
Inverse Floating Rate Securities:
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt
interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

A Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the current fiscal period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the current fiscal period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Floating Rate Obligations: Self- Deposited Inverse Floaters	Floating Rate Obligations: Externally-Deposited Inverse Floaters	Total
NIM	$—	$—	$—
NXP	27,880,000	—	27,880,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:

Fund	Average Floating Rate Obligations Outstanding	Average Annual Interest Rate And Fees
NIM	$—	—%
NXP	27,902,027	3.00
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the current fiscal period, there were no loans outstanding under any such facility.

Notes to Financial Statements
(continued)

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows (sometimes referred to as “shortfall payments”). Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the current fiscal period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Maximum Exposure to Recourse Trusts: Self-Deposited Inverse Floaters	Maximum Exposure to Recourse Trusts: Externally-Deposited Inverse Floaters	Total
NIM	$—	$—	$—
NXP	27,880,000	—	27,880,000
Zero Coupon Securities:
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Purchases and Sales:
Long-term purchases and sales during the current fiscal period were as follows:

Fund	Non-U.S. Government Purchases	U.S. Government Purchases	Non-U.S. Government Sales and Maturities	U.S. Government Sales
NIM	$21,499,704	$204,944	$20,801,821	$4,536
NXP	191,465,499	—	166,822,306	—
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the current fiscal period, such amounts are recognized on the Statement of Assets and Liabilities.
Sale of Vistra Vision interests:
On September 18, 2024, Vistra Corp. (“Vistra”) and Nuveen agreed to terms for the sale of the Vistra Vision interest. In exchange for its interest in Vistra Vision, the Funds will receive proceeds from the sale over a series of payments from Vistra through December 31, 2026. The resulting receivables have been discounted using an effective interest rate of 6.18%. The receivable, net of discount, and related transaction costs are recognized as “Receivable for sale of Vistra Vision interest” and “Payable for Vistra Vision sale transactions costs,” respectively, on the Statement of Assets and Liabilities.
5. Derivative Investments
Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.
Market and Counterparty Credit Risk:
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined
threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined
threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined
threshold amount.

6. Fund Shares
Common Shares Equity Shelf Programs and Offering Costs:
NXP has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	NXP
	Year Ended 3/31/26	Year Ended 3/31/25
Additional authorized common shares	14,000,000	14,000,000
Common shares sold	2,251,550	2,865,356
Offering proceeds, net of offering costs	32,019,742	42,058,342
Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Share Transactions:
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NIM		NXP
	Year Ended 3/31/26	Year Ended 3/31/25	Year Ended 3/31/26	Year Ended 3/31/25
Common Shares:
Sold through shelf offering	—	—	2,251,550	2,865,356
Issued to shareholders due to reinvestment of distributions	—	—	16,187	48,169
Total	—	—	2,267,737	2,913,525
Weighted average common share:
Premium to NAV per shelf offering common share sold	–%	–%	0.64%	1.71%
7. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt
status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to adjustments related to PREPA bonds, nondeductible expenses, paydowns,

Notes to Financial Statements
(continued)

reorganization adjustments, taxable market discount, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund’s net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
NIM	$122,021,571	$2,080,747	$(3,605,667)	$(1,524,920)
NXP	856,885,451	48,129,670	(20,213,684)	27,915,986
For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front
fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income 1	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total
NIM	$412,111	$116,643	$260,270	$(1,524,920)	$—	$—	$(360,951)	$(1,096,847)
NXP	4,335,004	851,415	—	27,915,986	(32,230,516)	—	(3,331,316)	(2,459,427)

1	Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 2, 2026 and paid on April 1, 2026.
The tax character of distributions paid was as follows:

	3/31/26			3/31/25
Fund	Tax-Exempt Income 1	Ordinary Income	Long-Term Capital Gains	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains
NIM	$4,192,510	$45,556	$—	$3,870,492	$201,257	$431,431
NXP	$34,154,857	$300,008	$—	$29,978,772	$352,694	$—

1	Each Fund designates these amounts paid during the period as Exempt Interest Dividends.
As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NIM	$—	$—	$—
NXP 1	11,291,163	20,939,353	32,230,516

1	A portion of NXP’s capital loss carryforwards is subject to limitation under the Internal Revenue Code and related regulations.
As of year end, the Funds utilized the following capital loss carryforwards:

Fund	Utilized
NIM	$551,236
NXP	—
8. Management Fees and Other Transactions with Affiliates
Management Fees: Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The
Sub-Adviser
is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components - a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly is calculated according to the following schedules:

Average Daily Net Assets*	NIM Fund-Level Fee Rate
For the first $125 million	0.3000%
For the next $125 million	0.2875
For the next $250 million	0.2750
For the next $500 million	0.2625
For the next $1 billion	0.2500
For the next $3 billion	0.2250
For managed assets over $5 billion	0.2125

Average Daily Net Assets*	NXP Fund-Level Fee Rate
For the first $125 million	0.0500%
For the next $125 million	0.0375
For the next $250 million	0.0250
For the next $500 million	0.0125
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350
For the next $200 billion	0.1325
For eligible assets over $400 billion	0.1300

*
The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end
funds and Nuveen branded
open-end
funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end
funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds,
Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end
fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end
funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of the end of the current fiscal period, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
NIM	0.1563%
NXP	0.1563
Other Transactions with Affiliates:
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the
Sub-Adviser
or by an affiliate of the Adviser (each an, “Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule
17a-7
under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
NIM	$—	$—	$—
NXP	4,011,651	3,094,378	(175,710)

Notes to Financial Statements
(continued)

9. Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Funds to some risk of loss. These could include recourse arrangements for certain TOB Trusts, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the current fiscal period, the Funds did not have any unfunded commitments other than those disclosed in the Notes to Financial Statements, when applicable.
From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the current fiscal period, the Funds are not subject to any material legal proceedings.
10. Borrowing Arrangements
Line of Credit:
The Funds, along with certain funds managed by the Adviser or by an affiliate of the Adviser (“Participating Funds”), have established a
364-day,
$2.7 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going
leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2026, unless extended or renewed.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

Fund	Maximum Outstanding Balance
NIM	$—
NXP	8,600,000
During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate
NIM	—	$—	—%
NXP	7	6,615,106	5.04
Borrowings outstanding as of the end of the current fiscal period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowings and Lending:
The SEC has granted an exemptive order permitting registered open-end
and
closed-end
Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end
Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end
funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
11. Fund Reorganization
The Reorganization as previously described in these Notes to Financial Statements was structured to qualify as a tax-free
reorganization under the Internal Revenue Code for federal income tax purposes, and each Target Fund’s shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganization, each Target Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to each Target Fund’s shareholders for federal income tax purposes.
Investments:
The cost, fair value and net unrealized appreciation (depreciation) of the investments (including investments in derivatives) of the Target Funds as of the date of the Reorganization, were as follows:

	NXC	NXN
Cost of investments	$84,599,255	$45,812,720
Fair value of investments	85,130,249	45,401,204
Net unrealized appreciation (depreciation) of investments	530,994	(411,516)
For financial reporting purposes, assets received and shares issued by the Acquiring Fund was recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Common Shares:
The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Reorganization were as follows:

Target Funds - Prior to Reorganization	NXC	NXN
Common shares outstanding	6,454,025	3,924,894
Net assets applicable to common shares	$87,485,791	$48,574,959
NAV per common share outstanding	$13.56	$12.38

Acquiring Fund - Prior to Reorganization	NXP
Common shares outstanding	52,540,843
Net assets applicable to common shares	$757,155,421
NAV per common share outstanding	$14.41

Acquiring Fund - After Reorganization	NXP
Common shares outstanding	61,982,407
Net assets applicable to common shares	$893,216,171
NAV per common share outstanding	$14.41
Pro Forma Results of Operations:
The beginning of NXC and NXN’s current fiscal period was March 1, 2025. Assuming the Reorganization had been completed on April 1, 2025, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the Fund’s current fiscal period, are as follows:

Acquiring Fund - Pro Forma Results from Operations	NXP
Net investment income (loss)	$37,606,955
Net realized and unrealized gains (losses)	(2,204,603)
Change in net assets resulting from operations	35,402,352

Shareholder Update
(Unaudited)
CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND
NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM)
Investment Objectives
The Fund’s primary investment objective is current income exempt from regular federal income tax, consistent with the preservation of capital. Its secondary investment objective is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt
municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income tax.
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets in municipal securities with effective remaining maturities of fifteen years or less at the time of purchase.
Under normal circumstances:

•
The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (an “NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (“AMT Bonds”).

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end
investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of less than 15 years.
The foregoing policies apply only at the time of any new investment.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax and (iii) policy of investing at least 80% of its Assets in municipal securities with effective remaining maturities of fifteen years or less at the time of purchase, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities, including municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded
municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in
pre-refunded
municipal securities. The principal of and interest on
pre-refunded
municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded
municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded
municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded
municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

Shareholder Update
(continued)

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).
The Fund may also invest in securities of other open- or
closed-end
investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below
C-,
at the time of investment); provided, however, that the Fund’s sub-adviser
may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
Use of Leverage
As a fundamental policy, the Fund will not leverage its capital structure by issuing “senior securities” (as defined under the 1940 Act), such as preferred shares or debt instruments. However, the Fund may borrow (which may include reverse repurchase agreements) for temporary or emergency purposes or for repurchase of its shares as permitted by the 1940 Act, and may use certain derivatives and other instruments, including inverse floating rate securities, that have the economic effect of leverage by creating additional investment exposures.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s
opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt
bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt
or taxable, or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds.

NUVEEN SELECT
TAX-FREE
INCOME PORTFOLIO (NXP)
Investment Objective
The Fund’s investment objective is to provide current income exempt from regular federal income tax, consistent with preservation of capital.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income tax and federal alternative minimum tax.
Additionally, as a fundamental policy, the Fund may invest up to 20% of its Managed Assets (as defined below) in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (“AMT Bonds”).
Under normal circumstances:

•
The Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments that, at the time of investment, are rated within the four highest grades (BBB or Baa or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rate such security (even if it is rated lower by another NRSRO) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.

•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.

•
The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of its Managed Assets would be represented by futures contracts or more than 5% of its Managed Assets would be committed to initial margin deposits and premiums on futures contracts and related options.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end
investment companies (including exchange traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objective, (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax and federal alternative minimum tax and (iii) policy of investing up to 20% of its Managed Assets in AMT Bonds, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded
municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

Shareholder Update
(continued)

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in
pre-refunded
municipal securities. The principal of and interest on
pre-refunded
municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded
municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded
municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded
municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).
The Fund may also invest in securities of other open- or
closed-end
investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below
C-,
at the time of investment); provided, however, that the Fund’s sub-adviser
may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
Use of Leverage
As a fundamental policy, the Fund will not leverage its capital structure by issuing “senior securities” (as defined under the 1940 Act), such as preferred shares or debt instruments. However, the Fund may borrow (which may include reverse repurchase agreements) for temporary or emergency purposes or for repurchase of its shares as permitted by the 1940 Act, and use certain derivatives and other financing instruments, including inverse floating rate securities, that have the economic effect of leverage by creating additional investment exposures.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s
opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt
bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt
or taxable, or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds.

Shareholder Update
(continued)

PRINCIPAL RISKS OF THE FUND
The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. The Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time.

Risk	NIM	NXP

Portfolio Level Risks

Alternative Minimum Tax Risk	X	X

Below Investment Grade Risk	X	X

Call Risk	X	X

Credit Risk	X	X

Credit Spread Risk	X	X

Defaulted or Distressed Securities Risk	X	X

Deflation Risk	X	X

Derivatives Risk	X	X

Direct Lending Risk	X	X

Duration Risk	X	X

Economic Sector Risk	X	X

Financial Futures and Options Transactions Risk	X	X

Floating and Variable Rate Securities Risk	X	X

Hedging Risk	X	X

Income Risk	X	X

Inflation Risk	X	X

Insurance Risk	X	X

Interest Rate Risk	X	X

Inverse Floating Rate Securities Risk	X	X

Municipal Securities Risk	X	X

Municipal Securities Market Liquidity Risk	X	X

Municipal Securities Market Risk	X	X

Other Investment Companies Risk	X	X

Puerto Rico Municipal Securities Market Risk	X	X

Reinvestment Risk	X	X

Restricted and Illiquid Investments Risk	X	X

Special Risks Related to Certain Municipal Obligations	X	X

Structured Products Risk	X	X

Swap Transactions Risk	X	X

Tax Risk	X	X

Taxability Risk	X	X

Tobacco Settlement Bond Risk	X	X

Unrated Securities Risk	X	X

Valuation Risk	X	X

When-Issued and Delayed Delivery Transactions Risk	X	X

Zero Coupon Bonds Risk	X	X

Risk	NIM	NXP

Fund Level and Other Risks

Anti-Takeover Provisions	X	X

Counterparty Risk	X	X

Cybersecurity Risk	X	X

Economic and Political Events Risk	X	X

Fund Tax Risk	X	X

Global Economic Risk	X	X

Investment and Market Risk	X	X

Legislation and Regulatory Risk	X	X

Market Discount from Net Asset Value	X	X

Recent Market Conditions	X	X

Shareholder Update
(continued)

Portfolio Level Risks:
Alternative Minimum Tax Risk.
The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
Below Investment Grade Risk.
Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk.
The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk.
Issuers of municipal securities in which the Fund may invest may default on their obligations, including to pay principal or interest when due. This non-payment
would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment
and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk.
Credit spread risk is the risk that credit spreads (
i.e.,
the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Defaulted or Distressed Securities Risk.
Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time the security is acquired, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.
Deflation Risk.
Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk.
The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter
derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.
It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.
Direct Lending Risk.
The Fund may engage in direct lending. Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to commercial borrowers directly or through companies affiliated with the Fund. The terms of the direct loans are negotiated with borrowers in private transactions. Furthermore, a direct loan may be secured or unsecured. The Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. Direct loans may subject the Fund to liquidity risk, interest rate risk, and borrower default or insolvency. Direct loans are not publicly traded and may not have a secondary market which may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or value the direct loan. The Fund’s performance may be impacted by the Fund’s ability to lend on favorable terms as the Fund may be subject to increased competition or a reduced supply of qualifying loans which could lead to lower yields and reduce Fund performance.
As part of its lending activities, the Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a borrower that the Fund is lending money to, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan. To the extent the Fund seeks to engage in direct lending, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.
Duration Risk.
Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Economic Sector Risk.
The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up
utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in one or more particular sectors, the Fund’s performance may be subject to additional risk and variability.
Financial Futures and Options Transactions Risk.
The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Floating and Variable Rate Securities Risk.
Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Hedging Risk.
The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s
ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s
judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Income Risk.
The Fund’s level of current income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.
Insurance Risk.
The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime
mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the

Shareholder Update
(continued)

insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Interest Rate Risk.
Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. If the Fund invests in floating rate securities, the market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the rest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate securities may decline due to lower coupon payments on floating- rate securities.
Inverse Floating Rate Securities Risk.
In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Municipal Securities Risk.
The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser
than funds that invest in stock or other corporate investments.
To the extent that a fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of a fund’s investment portfolio.
Municipal Securities Market Liquidity Risk.
Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.

Municipal Securities Market Risk.
The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser
than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk.
Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end
funds may differ from their NAV.
Puerto Rico Municipal Securities Market Risk.
To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.
Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. In both August 2015 and January 2016, Puerto Rico defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. While most of Puerto Rico’s debt has been restructured, proceedings under PROMESA remaining ongoing, and it is unclear at this time how those proceedings will be resolved or what impact they will have on the value of the Fund’s investments in Puerto Rico municipal securities. There can be no assurances that these debt restructuring efforts will be effective or that Puerto Rico will be able to service debt payments following the completion of such debt restructuring. In addition, any restructurings approved by a federal court could be appealed and overturned. The mediation process and certain litigation is ongoing with respect to certain municipal securities issued by Puerto Rico and its political subdivisions, instrumentalities and authorities. It is not presently possible to predict the results of this mediation and litigation, but such outcomes will have a significant impact on bondholders of those municipal securities. Further legislation by the U.S. Congress, or actions by the oversight board established by PROMESA, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity or value of certain investments held by the Fund and could reduce the Fund’s performance.
These challenges and uncertainties have been exacerbated by Hurricanes Irma and Maria and the resulting natural disasters in Puerto Rico since 2017. In September 2017, Hurricanes Irma and Maria struck Puerto Rico, causing major damage across the Commonwealth, including damage to its water, power, and telecommunications infrastructure. The length of time needed to rebuild Puerto Rico’s infrastructure is unclear, but could amount to years, during which the commonwealth is likely to be in an uncertain economic state. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.
More recently, in late December 2019 and January 2020, a series of earthquakes hit Puerto Rico, including a magnitude 6.4 earthquake, the most powerful earthquake to hit the island in more than a century, causing an estimated $200 million in damage. In addition, in early 2020, as the population of Puerto Rico worked to recover from these natural disasters, the island was significantly impacted by Covid, resulting in the Commonwealth’s authorization of a $787 million relief package to fight the pandemic and its economic impacts. Any reduction in the Commonwealth’s, revenues as a result of the pandemic could have a negative ability on the Commonwealth to meet its debt service obligations, including with respect to debt held by the Fund. Puerto Rico’s political and economic conditions could have a negative impact on the liquidity or value of Puerto Rican municipal securities, and consequently may affect the Fund’s investments and its performance if the Fund invests a significant portion of its assets in Puerto Rican municipal securities.
Reinvestment Risk.
Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Restricted and Illiquid Investments Risk.
Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting

Shareholder Update
(continued)

the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
Special Risks Related to Certain Municipal Obligations.
Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of
“non-appropriation”
clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation
or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation,
the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.
Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Structured Products Risk.
In addition to the general risks associated with investments in debt securities, holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty, valuation and liquidity risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Structured products may also be less liquid, more volatile and more difficult to price than other types of securities.
Swap Transactions Risk.
Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser
of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/ or the sub-adviser
is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Tax Risk.
The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred
accounts, for investors who are not sensitive to the federal income tax consequences of their investments.
Taxability Risk.
The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser
will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.
Tobacco Settlement Bond Risk.
Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Unrated Securities Risk.
Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Valuation Risk.
Certain securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional

“round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
When-Issued and Delayed-Delivery Transactions Risk.
When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.
Zero Coupon Bonds Risk.
Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Level and Other Risks:
Anti-Takeover Provisions.
The Declaration of Trust and the Fund’s
by-laws
include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end
status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.
Counterparty Risk.
Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime
mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk.
The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Economic and Political Events Risk.
The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Fund Tax Risk.
The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.
Global Economic Risk.
National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and asset prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, instability in various countries, war, natural and environmental disasters, the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, debt crises, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress, trade disputes and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser,
rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

Shareholder Update
(continued)

The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk.
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk.
At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Market Discount from Net Asset Value.
Shares of
closed-end
investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives during periods of market turmoil and as investors’ perceptions regarding closed-end
funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions.
Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, including the imposition of tariffs, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently commencing in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and this conflict has escalated into a greater regional conflict among Israel, Iran, and Hamas and other militant groups. These conflicts have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The ultimate effects of these events, including the United States’ potential involvement in any global conflict(s), along with other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, adverse effects in the supply of certain manufactured goods, substantial adverse price changes for goods and possible failure of individual companies and/or large segments of China’s export industry and U.S. importers, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would are vulnerable to an escalation of trade tensions. Beginning in early 2025, the United States also imposed tariffs on other countries, including Mexico and Canada. The possibility of additional tariffs being imposed or the outbreak of a trade war may adversely impact U.S. and international markets. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline further. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may impact the markets and the Fund’s performance.

The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates, and has signaled an intention to maintain relatively higher interest rates until current inflation levels re-align
with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Shareholder Update
(continued)

DIVIDEND REINVESTMENT PLAN
Nuveen
Closed-End
Funds Automatic Reinvestment Plan
Your Nuveen
Closed-End
Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800)
257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Fund’s investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund; or (iv) the Fund’s charter or by-laws
that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

Shareholder Update
(continued)

ADDITIONAL DISCLOSURES FOR THE FUND AS OF THE FISCAL YEAR ENDED MARCH 31, 2026
This annual report includes additional disclosures for certain Funds that have, or intend to have, an effective shelf offering registration statement on file with the Securities and Exchange Commission (SEC) at the time this report was prepared. Refer to Note 6, Fund Shares of the Notes to Financial Statements for further details on the shelf offering program.
NUVEEN SELECT
TAX-FREE
INCOME PORTFOLIO (NXP)
SUMMARY OF FUND EXPENSES
The purpose of the tables and the example below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of the Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses	NXP
Maximum Sales Charge (as a percentage of offering price) (1)	1.00%

Dividend Reinvestment Plan Fees (2)	$2.50

(1)
The maximum sales charge for offerings made
at-the-market
is 1.00%. If the Common Shares are sold to or through underwriters in an offering that is not made at-the-market,
the applicable Prospectus Supplement will set forth any other applicable sales load. Additionally, the applicable Prospectus Supplement will set forth the offering expenses (if any) borne by Fund common shareholders.

(2)
You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

Annual Expenses (As a Percentage of Net Assets Attributable to Common Shares) (1)	NXP

Management Fees	0.18%

Interest and Other Related Expenses (2)	0.12%

Other Expenses (3)	0.05%
Total Annual Expenses	0.35%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended March 31, 2026.
(2)
Interest and Other Related Expenses reflect actual expenses and fees for leverage incurred by a Fund for the fiscal year ended March 31, 2026. The types of leverage used by the Fund during the fiscal year ended March 31, 2026 are described in the Fund Leverage and the Notes to Financial Statements sections of this annual report. Actual Interest and Other Related Expenses incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Fund continues to maintain leverage, the cost of which is tied to short-term interest rates, the Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. The Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub-advisor(s).

(3)
Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Example
The following example illustrates the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The example also assumes a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Example
(At-the-Market
Transaction)
The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

	1 Year	3 Years	5 Years	10 Years
NXP	$14	$21	$29	$54
The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

TRADING AND NET ASSET VALUE INFORMATION
The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the corresponding NAV per share; and (iii) the premium/(discount) to NAV per share at which the Common Shares were trading as of such date.
NXP

	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low

March 2026	$14.54	$13.95	$14.36	$14.35	1.25%	(2.79)%
December 2025	$14.60	$14.05	$14.42	$14.33	1.25%	(1.95)%
September 2025	$14.59	$13.75	$14.28	$13.84	2.17%	(0.65)%
June 2025	$14.40	$13.63	$14.30	$13.87	0.70%	(1.73)%
March 2025	$15.15	$14.19	$14.47	$14.32	4.70%	(0.91)%
December 2024	$15.15	$14.45	$14.47	$14.40	4.70%	0.35%
September 2024	$15.17	$14.34	$14.75	$14.50	2.85%	(1.10)%
June 2024	$14.56	$13.87	$14.58	$14.41	(0.14)%	(3.75)%
The following table shows, as of March 31, 2026 the Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

March 31, 2026	NXP

NAV per Common Share	$14.18

Market Price	$14.35

Percentage of Premium/(Discount) to NAV per Common Share	1.20%

Net Assets Attributable to Common Shares	$887,327,673

Shares of
closed-end
investment companies, including the Fund, may frequently trade at prices lower than NAV, the Fund’s Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end
investment company. The Fund cannot assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.
UNRESOLVED STAFF COMMENTS
The Fund believes that there are no material unresolved written comments, received 180 days or more before March 31, 2026, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or the Investment Company Act of 1940, or its registration statement.

Important Tax Information
(Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form
1099-DIV,
which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains

NIM	$—

NXP	—

Shareholder Meeting Report
(Unaudited)
The annual meeting of shareholders for NXP was held on November 14, 2025; at this meeting the shareholders were asked to elect Board Members. In addition to electing trustees, shareholders were asked to approve an Amendment and Plan of Reorganization that if approved would merge NXC and NXN into NXP.
The vote totals for NXP are set forth below:

NXP
Common and Preferred shares voting together as a class

To approve an Agreement and Plan of Reorganization for NXC:

For	25,771,293
Withhold	2,768,102
Abstain	1,302,402
BNV	17,078,164

Total Voted	46,919,961

To approve an Agreement and Plan of Reorganization for NXN:

For	25,769,559
Withhold	2,759,498
Abstain	1,312,740
BNV	17,078,164

Total Voted	46,919,961

Approval of the Board Members was reached as follows:

Michael A. Forrester
For	43,923,511
Withhold	2,873,108

Total	46,796,619

Thomas J. Kenny
For	43,937,752
Withhold	2,858,867

Total	46,796,619

Margaret L. Wolff
For	44,049,393
Withhold	2,747,226

Total	46,796,619

Robert L. Young
For	44,014,318
Withhold	2,782,301

Total	46,796,619

Additional Fund Information
(Unaudited)

Board of Trustees
Joseph A. Boateng	Michael A. Forrester	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Congress Street Suite 1 Boston, MA 02114-2016	Legal Counsel Chapman and Cutler LLP Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form
N-PORT.
You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800)
257-8787
or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800)
257-8787.
You may also obtain this information directly from the SEC. Visit the SEC on-line
at http://www.sec.gov.

CEO Certification Disclosure
The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NIM	NXP

Common shares repurchased	0	0

FINRA BrokerCheck:
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800)
289-9999
or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return:
This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Pre-Refunded
Bond/Pre-Refunding:
Pre-Refunded
Bond/Pre-Refunding,
also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding
generally raises a bond’s credit rating and thus its value.
Tax Obligation/General Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
Tax Obligation/Limited Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.

Board Members & Officers
(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Independent Trustees:

Joseph A. Boateng 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2019 Class II	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002–2006); Board Member, Lumina Foundation (since 2019) and Waterside School (since 2021); Board Member (2012–2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Former Investment Advisory Committee Member and Chair (2007–2024), Seattle City Employees’ Retirement System; Investment Committee Member (since 2019), The Seattle Foundation; Trustee (2018–2023), the College Retirement Equities Fund; Manager (2019–2023), TIAA Separate Account VA-1.	209

Michael A. Forrester 1967 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Director, Aflac Incorporated (since 2025); Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007–2023).	209

Thomas J. Kenny 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I
Formerly, Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and
Co-Head
of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management; Chairman of the Board (since 2025), Apeel Sciences; Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021–2022) and Finance Committee Chair (2016–2022), Sansum Clinic; formerly, Advisory Board Member (2017–2019), B’Box; formerly, Member (2011–2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012–2020), Cottage Health System; formerly, Board member (2009–2019) and President of the Board (2014–2018), Crane Country Day School; Trustee (2011–2023) and Chairman (2017–2023), the College Retirement Equities Fund; Manager (2011–2023) and Chairman (2017–2023), TIAA Separate Account
VA-1.
				209

Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006–2019); formerly, various positions with ICI (1989-2006); Formerly President (2023–2025) and Member (2020–2025) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	209

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III
Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).
209

Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly,
Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).
209

John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Formerly, Member of Board of Directors of Core12 LLC (2008–2023) (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of The President’s Council of Fordham University (2010–2019); formerly, Director of the Curran Center for Catholic American Studies (2009–2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012–2014); formerly, Trustee and Chairman of the Board of Trustees of Marian University (2010–2013); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007–2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.
209

Board Members & Officers
(continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Loren M. Starr 1961 333 W. Wacker Drive Chicago, IL 60606	Board Member	2022 Class III
Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.; Director (since 2023) and Chair of the Board (since 2025), formerly, Chair of the Audit Committee (2024-2025), AMG; formerly, Chair and Member of the Board of Directors (2014–2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014–2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account
VA-1
(2022–2023).
209

Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III
Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation,
e-commerce
and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx. Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure); Member of the Executive Leadership Council (ELC) (since 2014).
209

Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Formerly, a Co–Founding Partner, Promus Capital (investment advisory firm) (2008–2017); formerly, Director, Quality Control Corporation (manufacturing) (2012–2021); formerly, Chair and Member of the Board of Directors (2021–2024), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017–2022), Mather Foundation Board (philanthropy); formerly, Member (2005–2016), Chicago Fellowship Board (philanthropy); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010–2019); formerly, Director, LogicMark LLC (health services) (2012–2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008–2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004–2007); Executive Vice President, Quantitative Management & Securities Lending (2000–2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005–2007), Northern Trust Global Investments Board (2004–2007), Northern Trust Japan Board (2004–2007), Northern Trust Securities Inc. Board (2003–2007) and Northern Trust Hong Kong Board (1997–2004).
209

Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I
Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022) of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011- 2015) of the Board of Trustees of Mt. Holyoke College.
209

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Chair and Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	209

Board Members & Officers
(continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:

David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer (Principal Executive Officer)	2015	Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen; has previously held various positions with Nuveen.

Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Marc Cardella 1984 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller (Principal Financial Officer)	2024	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account
VA-1
			and the College Retirement Equities Fund; Senior Managing Director, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Joseph T. Castro 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2025	Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Executive Vice President and Chief Risk and Compliance Officer, formerly, Senior Managing Director, Nuveen Securities, LLC and Nuveen, LLC; formerly, Senior Managing Director, Nuveen Fund Advisors, LLC.

Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Jeremy D. Franklin 1983 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account
VA-1
			and College Retirement Equities Fund.

Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President	2016	Senior Managing Director, Head of Public Product of Nuveen; President. formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023	Director and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director of Nuveen Securities, LLC.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019
Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022
Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account
VA-1,
TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America and Nuveen Alternative Advisors LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007
Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; Executive Vice President, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

R. Tanner Page 1985 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2025	Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.

William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Senior Managing Director of Nuveen.

Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008
Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022
Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account
VA-1,
TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)
Board Members serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

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Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800)
257-8787.
Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606.
Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at:
www.nuveen.com/closed-end-
funds
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	EAN-A-0326P 5366763

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. Upon request, a copy of the registrant’s code of ethics is available without charge by calling 800-257-8787.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) had determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The members of the registrant’s audit committee that have been designated as audit committee financial experts are Joseph A. Boateng, John K. Nelson and Loren M. Starr, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Board for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Item 4.	Principal Accountant Fees and Services.

Nuveen Select Tax-Free Income Portfolio

The following tables show the amount of fees that PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm, billed to the Registrant during the Registrant’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PwC provided to the Registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Registrant waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant during the fiscal year in which the services are provided; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BILLED TO THE REGISTRANT

Fiscal Year Ended	Audit Fees Billed to Registrant[1]	Audit-Related Fees Billed to Registrant[2]	Tax Fees Billed to Registrant[3]	All Other Fees Billed to Registrant[4]

March 31, 2026	$31,818	$9,500	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

March 31, 2025	$26,600	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings.

2

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Registrant’s common shares and leverage.

3	“Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning.
4	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BILLED TO THE ADVISER AND AFFILIATED REGISTRANT SERVICE PROVIDERS

The following tables show the amount of fees billed by PwC to Nuveen Fund Advisors, LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant (“Affiliated Fund Service Provider”), for engagements directly related to the Registrant’s operations and financial reporting, during the Registrant’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Registrant’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers

March 31, 2026	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

March 31, 2025	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PwC billed during the Registrant’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that the Registrant’s independent registered public accounting firm provides to the Adviser and any Affiliated Fund Service Provider, if the engagement related directly to the Registrant’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PwC about any non-audit services rendered during the Registrant’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PwC’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Registrant	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Registrant)	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total

March 31, 2026	$0	$0	$11,629,068	$11,629,068
March 31, 2025	$0	$0	$0	$0

“Non-Audit Fees billed to Registrant” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to the Registrant in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the independent registered public accounting firm’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Registrant by the Registrant’s independent registered public accounting firm and (ii) all audit and non-audit services to be performed by the Registrant’s independent registered public accounting firm for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Registrant.

Item 4(i) and Item 4(j) are not applicable to the Registrant.

Item 5.	Audit Committee of Listed Registrants.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Amy B. R. Lancellotta, John K. Nelson, Chair, Loren M. Starr, Terence J. Toth, Matthew Thornton III and Margaret L. Wolff.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Portfolio of Investments filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

(a)(1) Portfolio Manager Biographies

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Michael Hamilton, Managing Director, manages tax-exempt fixed income portfolios for Nuveen. He began working in the investment industry when he joined the firm in 1989. Michael, who became a portfolio manager in 1992, was previously a fixed-income fund manager and trader. He received a B.A. from the College of Idaho and an M.B.A. from Western Washington University. He is a member of the CFA Institute and the Portland Society of Financial Analysts.

Stephen J. Candido, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager for high yield municipal strategies at Nuveen, managing high yield funds and institutional accounts. He also has responsibility for tax-exempt open-end funds and closed-end funds that allocate to both investment grade and high yield municipals. Stephen started working in the investment industry in 1996 when he joined Nuveen in the Unit Trust Division. Prior to his current role, he was a vice president and senior research analyst specializing in high yield sectors including land secured credits, project finance and housing. Stephen was also an assistant vice president for Nuveen’s Global Structured Products team beginning in 2005. He also served as the manager of the Fixed Income Unit Trust Product Management and Pricing Group starting in 2001 and prior to that held positions as an equity research analyst and fixed income pricing analyst. Stephen graduated with a B.S. in Finance from Miami University and an M.B.A. in Finance from the University of Illinois at Chicago. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

(a)(2) Other Accounts Managed by Portfolio Managers

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Michael Hamilton	Registered Investment Company	18	$15.19 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$290.96 million

Stephen J. Candido	Registered Investment Company	30	$55.75 billion
	Other Pooled Investment Vehicles	2	$389.46 million
	Other Accounts	3	$183.98 million
*	Assets are as of March 31, 2026. None of the assets in these accounts are subject to an advisory fee based on performance.

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

(a)(3) Fund Manager Compensation

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

(a)(4) Beneficial Ownership of NXP Securities

As of March 31, 2026, the portfolio managers beneficially owned the following dollar range of equity securities issued by the Fund.

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael Hamilton	X
Stephen J. Candido	X

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable because the code of ethics is available, upon request and without charge, by calling 800-257-8787 and there were no amendments during the period covered by this report.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(c)	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nuveen Select Tax-Free Income Portfolio

Date: June 5, 2026	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 5, 2026	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: June 5, 2026	By:	/s/ Marc Cardella
Marc Cardella
Vice President and Controller
(principal financial officer)